As filed with the SEC on April 25, 2012.	Registration No. 33-20000
Registration No. 811-5466

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 35

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 61
_____________

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2012 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2012

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE®
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of The Prudential Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

• Conservative Balanced • Diversified Bond • Equity • Flexible Managed • Global	• Government Income • High Yield Bond • Jennison • Money Market	• Natural Resources • Small Capitalization Stock • Stock Index • Value
•	Invest in the Fixed Rate Option, which pays a guaranteed interest rate.

•	Invest in The Prudential Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in The Prudential Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

                                                                                                                                                                 Page

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
Brief Description of the Contract	4
Types of Death Benefit Available Under the Contract	5
Death Benefit Guarantee	5
The Contract Fund	5
Tabular Contract Fund	5
Premium Payments	5
Allocation of Premium Payments	6
Investment Choices	6
Transfers Among Investment Options	6
Increasing or Decreasing the Face Amount	7
Access to Contract Values	7
Contract Loans	7
Canceling the Contract	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	8
Increase in Charges	8
Contract Lapse	8
Risks of Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	8
Limitations on Transfers	9
Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	10
Potential Tax Consequences	10
Replacement of the Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	11
Risks Associated with the Variable Investment Options	11
Learn More about the Variable Investment Options	11

GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, AND THE SERIES FUND	11
The Prudential Insurance Company of America	11
The Prudential Variable Appreciable Account	11
The Prudential Series Fund	12
Investment Manager	12
Investment Subadvisers	13
Service Fees Payable to Prudential	13
Voting Rights	14
Substitution of Variable Investment Options	14
The Fixed Rate Option	14
The Prudential Variable Contract Real Property Account	15

CHARGES AND EXPENSES	15
Taxes Attributable to Premiums	15
Deduction from Premiums	16
Sales Load Charges	16
Cost of Insurance	16
Monthly Deductions from the Contract Fund	16
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	18
Portfolio Charges	18
Rider Charges	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	19
Contract Owner	19
Beneficiary	19

OTHER GENERAL CONTRACT PROVISIONS	19
Assignment	19
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS	20

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	21

PREMIUMS	21
Allocation of Premiums	22
Transfers/Restrictions on Transfers	22
Dollar Cost Averaging	24

DEATH BENEFITS	24
Contract Date	24
When Proceeds Are Paid	24
Death Claim Settlement Options	25
Types of Death Benefit	25
Increases in the Face Amount	25
Decreases in the Face Amount	27

CONTRACT VALUES	27
Surrender of a Contract	27
How a Contract’s Cash Surrender Value Will Vary	27
Loans	28
Withdrawals	29

LAPSE AND REINSTATEMENT	30
Options on Lapse	30

TAXES	31
Tax Treatment of Contract Benefits	31
Tax-Qualified Pension Plans	33

DISTRIBUTION AND COMPENSATION	33

LEGAL PROCEEDINGS	34

FINANCIAL STATEMENTS	37

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

The Prudential Series Fund	Appendix 1
PSF Conservative Balanced Portfolio
PSF Diversified Bond Portfolio
PSF Equity Portfolio
PSF Flexible Managed Portfolio
PSF Global Portfolio
PSF Government Income Portfolio
PSF High Yield Bond Portfolio
PSF Jennison
PSF Money Market Portfolio
PSF Natural Resources Portfolio
PSF Small Capitalization Stock Portfolio
PSF Stock Index Portfolio
PSF Value Portfolio

The Prudential Variable Contract Real Property Account	Appendix 2

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums(1) (Varies by state and locality.)	Deducted from premium payments.	0% to 14.85%(3)
Administrative fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of the primary annual premium.)	Monthly	0.5%
Contingent Deferred Sales Charge (Load)(2) (Charge is a percentage of the primary annual premium.)	Upon lapse, surrender or decrease in the Face Amount.	50%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs Benefit Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.
(3)	The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the  Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.121(3)
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.9%(4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(7)
Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.03 plus $3.00
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.03
Net interest on loans(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.03 to $27.00 _____________ $0.15(3)
Child Level Premium Term Rider(8) (Charge per $1,000 of rider coverage.)	Monthly	$0.45

Renewable Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Renewable Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.02 to $55.08 _____________ $0.13(3)
Accidental Death Benefit Rider(1)
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.03 to $0.70 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider(1)
Minimum and Maximum Charges
per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
Monthly	From $0.06 to $0.37 _____________ $0.23(3)
Waiver of Premium Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.01 to $0.31 _____________ $0.07(3)
Applicant Waiver of Premium Rider(1)(5)
Minimum and Maximum Charges
(Charge is a percentage of the Contract's annual premium.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's annual premium.)
Monthly	From 0.424% to 3.394% _____________ 0.679%(3)

Unscheduled Premium Benefit Rider(1)(5)
Minimum and Maximum Charges
(Calculated as a percentage of the current unscheduled premium benefit amount.)
_____________
Unscheduled Premium Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Calculated as a percentage of the current unscheduled premium benefit amount.)
Monthly	From 0.38% to 1.14% _____________ 0.42%(3)

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charges given are representative for issues after 1997.  Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.
(4)	The daily charge is based on the effective annual rate shown.
(5)
The cost of this rider will provide for an additional benefit amount, above the amount for the Waiver of Premium Rider.  The percentage varies based on underwriting class.  For the Applicant Waiver of Premium Rider, the charge may not be less than $0.15 per $1,000 of Face Amount.

(6)
The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%.  A loan with a variable loan interest rate may be charged a lower effective annual interest rate.  See Loans.

(7)
The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(8)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses(1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	0.84%

(1)	Total Annual operating expense for Real Property Partnership is 8.38%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.  You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular

Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.   Some features and/or riders described in this prospectus may not be available through all brokers or in all states.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  However, it is possible, that the Contract Fund may grow to the point where we  may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
 We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly.  We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.  We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS, and Tax Treatment of Contract Benefits.  Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See The Prudential Variable Appreciable Account and the Allocation of Premiums sections.

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional Variable Investment Options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Certain restrictions may apply to transfers from the Fixed Rate Option and the Real Property Account.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.   See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge.  The minimum loan amount you may borrow at any one time is $200, unless the loan proceeds are used to pay premiums on your Contract.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law does not require a refund of all premium payments made, you will receive the greater of  (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Form B (variable) Contracts, will not change the Face Amount of insurance.  However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.  A surrender charge may be deducted.  See CHARGES AND EXPENSES.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Prudential representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Prudential Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, AND THE SERIES FUND

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”), a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.  Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

Prudential has established a Separate Account, the Prudential Variable Appreciable Account (the “Account” or the "Registrant"), to hold the assets that are associated with the Contracts.  The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Prudential will transfer capital contributions and earned fees and charges to its general account.  Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Prudential’s other assets.  The assets of the Account may not be charged with liabilities that arise from any other business Prudential conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

The Series Fund has a separate prospectus that is provided with this prospectus.  You should read the Series Fund prospectus before you decide to allocate assets to the Portfolios.  There is no assurance that the investment objectives of the Portfolios will be met.  There may be Portfolios described in the accompanying Fund prospectus that are not available on this product.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC ("PI") serves as the investment manager for The Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  The full names of the investment subadvisers are listed immediately following the chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

The Prudential Series Fund - Class 1 Shares
Portfolios	Objectives	Subadvisers
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair

Government Income	High level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services.  PI pays each subadviser out of the fee that PI receives from the Series Fund.

More detailed information is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

Prudential has entered into an agreement with the Prudential Series Fund (the "Series Fund").  Under the terms of the agreement, Prudential provides administrative and support services to the Portfolios of the Series Fund for which it receives an annual fee from the investment adviser, distributor and/or the Portfolio based on the average assets allocated to the Portfolio.  The agreement, including the fees paid and services provided, can vary for each Portfolio.

Prudential and/or our affiliates may receive substantial and varying administrative service payments from the Series Fund or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Administrative service payments partially compensate for providing administrative services with respect to Contract Owners invested indirectly in the Series Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  The administrative service fees we receive originate from the assets of the Series Fund itself and/or the assets of the Series Fund’s investment adviser.  In either case, the existence of administrative service fees may tend to increase the overall cost of investing in the Series Fund.   In addition, because these fees are paid to

us, allocations you make to the Portfolios may benefit us financially if these fees exceed the costs of the administrative support services.

We collect these payments and fees under agreements between us and the Series Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Series Fund.  As of May 1, 2012, the administrative service fee we receive is 0.05% of the average assets allocated to the Series Fund.

In addition to the payments that we receive from the Series Fund and/or their affiliates, the Series Fund and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Prudential's general account.  The general account consists of all assets owned by Prudential other than those in the Account and in other Separate Accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Prudential guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%.  Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Prudential Variable Contract Real Property Account

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties.  It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions.  It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option.  There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will vary by state and locality.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment.  That charge is currently made up of two parts.

The first part is a charge for state and local premium taxes.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).

The second part is a charge for federal income taxes measured by premiums.  The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991.  We believe that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Sales Load Charges

A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  The charge is equal to 0.5% of the "primary annual premium”.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund.  The sales load is charged whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age.  At present this sales charge is made only during the first five Contract Years or five years after an increase.  However, Prudential reserves the right to make this charge in all Contract Years.  To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract Years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges.  The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a “guaranteed issue” basis and may have current mortality charges that are different from those mortality charges for Contracts which are individually underwritten.  These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  We deduct $3 per Contract and up to $0.03 per $1,000 of the Face Amount of insurance.  This charge also applies to  increases in the Face Amount of insurance.  Thus, for a Contract with a $75,000 Face Amount of insurance, the charge is $3 plus $2.25 for a total of $5.25 per month.  The current charge for Contracts with Face Amounts greater than $100,000 is lower.  The $0.03 per $1,000 of the Face Amount of insurance is reduced to $0.01 per $1,000 for that portion of the Face Amount that exceeds $100,000 and will not exceed $12.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period.  This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Prudential.  Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums for Contracts issued on or after June 17, 1991.  There is no charge for federal income taxes for Contracts issued prior to June 17, 1991.  See Taxes Attributable to Premiums.  We periodically review the question of a charge to the Account for Prudential’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.90%.  For Contracts with Face Amounts of $100,000 or more, the current charge is 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess additional sales load, the contingent deferred sales load (“CDSL”), if the Contract lapses or is surrendered during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period.  Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract Years the charge will be equal to 50% of the first year's primary annual premium.  The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge.  See Monthly Deductions from Contract Fund.  In the next five Contract Years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract Anniversary.  Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older Issue Ages (approximately above age 67) in order to comply with certain requirements of state law.  Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of the Face Amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)

The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract.  The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission.  The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums.  If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 Face Amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%

The percentages shown in the last column will not be appreciably different for insureds of different ages.

We deduct a charge of $5 per $1,000 of the Face Amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records.  However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract Year or 10 years from an increase in the Face Amount of insurance.  If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  A Prudential representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon the death of the insured may be substantially increased for a given total initial annual premium.  The rider may be appropriate for Contract Owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Prudential representative can explain these extra benefits further.  Samples of the provisions are available from Prudential upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Prudential representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale.  Generally, the Contract was issued on insureds below the age of 81.  You could have applied for a minimum initial guaranteed Death Benefit of $75,000; however, higher minimums applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $50,000, which will increase by 50% at age 21.  Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

The Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals and have no outstanding loans.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts.  The first or initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”).  The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned.  We will tell you what your second Scheduled Premium amount will be.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  Prudential will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased.  Some riders provide additional term insurance in a stated amount that does not vary with investment experience.  One of these “term riders” also allows you to choose different insurance amounts in different years.  For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium.  Under some circumstances, this could result in a higher Cash Surrender Value and Death Benefit than if the same premium had been paid under a Contract with the same Death Benefit but without the rider.  After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower Cash Surrender Values.

You may choose a level premium option.  In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid  within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25.  Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months.  If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract Anniversary following your 65th birthday.  The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege.  Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).  Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Prudential representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1) you must ask for the change in a form that meets our needs;
(2) the amount of the increase in the Face Amount  must be at least $25,000;
(3) you must prove to us that the insured is insurable for any increase;
(4) the Contract must not be in default;
(5) you must pay an appropriate premium at the time of the increase;
(6) we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and a Prudential representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts.  A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract.  At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit.  That portion is equal to the Guideline Annual Premium (“GAP”) of the incremental Contract divided by the GAP of the entire Contract after the increase.  Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit.  A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract.  A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter.  Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the contingent deferred sales load will be determined as if there were two separate Contracts rather than one.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later.  Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be re-calculated as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Prudential representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured’s Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan.  The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time.  You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.
If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract.  The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2011 ranged from 4.39% to 5.66%.

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options.  The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

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While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

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While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund Value for the new Face Amount.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)	You may make no more than four withdrawals in each Contract Year.

There is a transaction fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  If a withdrawal is made before the end of the 10th Contract Year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled

Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

Generally, for Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value.  Please refer to your contract for exact dates.  For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed Contract, we require a written request for reinstatement, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of Prudential’s prior to the end of the 61 day grace period.  You may also choose one of the three options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.
Fixed Reduced Paid-Up Insurance.  This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance.  It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan.  Upon request, we will tell you what the amount of insurance will be.  Fixed paid-up insurance has a Cash Surrender Value and a loan value both of which will gradually increase in value.  It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised.  See Tax Treatment of Contract Benefits.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract's investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.     We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Prudential representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Fixed reduced paid up insurance, variable reduced paid-up insurance, and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan.  See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Prudential.  The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $60,952,205 in 2011, $61,514,049 in 2010, and $67,749,409 in 2009.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 to $1,788,193, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status.  Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Prudential.  The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.  In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota, was served on Prudential.  The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made.  In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified.  Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including Prudential) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Prudential that it intends to conduct an audit of Prudential’s compliance with New York’s unclaimed property laws.  The Minnesota Attorney General has also requested information regarding Prudential’s use of the SSMDF and its claim handling procedures and Prudential is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces.  In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest.  In March 2011, the motion to dismiss was denied.  In January 2012, plaintiffs filed a motion to certify the class.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits.  In July 2011, Prudential’s motion for judgment on the pleadings was denied.  In February 2012, plaintiffs filed a motion to certify the class.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts.  In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company.   In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office.  Prudential is cooperating with these investigations.  Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company.  The complaint brought on behalf of a purported class of California,

Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly.  The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages.  The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion to certify the class.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois.  As amended, the complaint alleges that Prudential and the defendant plans violated ERISA by characterizing family Social Security benefits as "loss of time" benefits that were offset against Prudential contract benefits.  The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief.  Prudential has agreed to indemnify the named defendant plans.  In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals.   In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”), a subsidiary of Prudential, filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.  In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients.  In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them.  The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA.  The court held that State Street's breaches caused the plans' losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement.  The court has not yet ruled on State Street's counterclaims and has reserved judgment on PRIAC's requests for pre-judgment interest and attorney's fees.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.   Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.  It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

Prudential's audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Issue Age - The insured's age as of the Contract Date.
Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Prudential Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of The Prudential Insurance Company of America.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

The Prudential Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About Prudential’s Variable Appreciable Life®

To learn more about The Prudential Variable Appreciable Life® Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2012, or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

                                                                                                                                                                            Page
GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	4
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000.  The SAI contains additional information about the Prudential Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life® SAI, material incorporated by reference, and other information about Prudential.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-5466.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential’s Variable Appreciable Life Insurance
The Prudential Insurance Company of America

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2012.

TABLE OF CONTENTS

                                                                                                                                                                                                                                                                                                                                                                                                    Page

GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	4
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential.  However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life or Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Open Solutions, Inc. is the Service Provider of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102.  Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by First Data Payment Services ("FDPS").  Alliance Account balances are not insured by the Federal Deposit Insurance Corporation ("FDIC").  Open Solutions, Inc., JPMorgan Chase Bank, N.A., and First Data Payment Services are not Prudential Financial companies.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative

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Agreement between Prudential and Regulus, dated December 23, 2010, is unaffected by the Regulus acquisition.  Regulus received $2,249,074 in 2011, $2,750,655 in 2010, and $223,178 in 2009 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA  30092.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

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ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  The Death Benefit under a Form B Contract varies with investment performance while the Death Benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum Death Benefit is equal to the Face Amount of insurance.  However, should the Death Benefit become payable while a Contract loan is outstanding, the debt will be deducted from the Death Benefit.  If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum Death Benefit; and

(2)	the Contract Fund divided by the “net single premium” per $1 of Death Benefit at the insured's Attained Age on that date.

The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit under Contracts issued on insureds in the preferred rating class.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09151 .17000 .23700 .45209 .59468	$10.93 $ 5.88 $ 4.22 $ 2.21 $ 1.68	5 25 35 55 65	.07919 .15112 .21127 .40090 .53639	$12.63 $ 6.62 $ 4.73 $ 2.49 $ 1.86

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Whenever the Death Benefit is determined in this way, Prudential reserves the right to limit unScheduled Premiums to a total of $10,000 in any Contract Year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the Death Benefit will vary with investment experience.  Assuming no withdrawals, the Death Benefit will be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the Death Benefit is higher).  Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  The Tabular Contract Fund Value for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract Debt.

Thus, under a Form B Contract with no withdrawals, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  This may happen if:

(1)	investment results are greater than a 4% net return;
(2)	payments are made that are more than the Scheduled Premiums; or
(3)	smaller than maximum charges are assessed.

The Death Benefit under a Form B Contract will not fall below the initial Face Amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value.  Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the Death Benefit.  Again, the Death Benefit will reflect a deduction for the amount of any Contract Debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Thus, the Death Benefit under a Form B Contract will always be the greater of:

(1)	the Face Amount plus the Contract Fund minus the Tabular Contract Fund Value;
(2)	the guaranteed minimum Death Benefit; and
(3)	the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts.  The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly.  Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum Death Benefit is $25,000 and the Contracts are based on unisex mortality tables.  Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

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You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses.  Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments expected to be received from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis.  Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract Owners.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the

5

form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 to $1,788,193, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1717 Capital Management Company, 1st Global Capital Corp, 3 Mark Equities Inc, Ace Diversified Capital, Inc., AG Edwards & Sons  LLC, Allied Beacon Partners, Inc., ALLSTATE FINANCIAL SERVICES LLC, American General Securities, Inc., American Independent Securities Group LLC, American Portfolios Financial Services Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Amsouth Investment Services Inc, Aon Benfield Securities, Inc. Arlington Securities Inc, Askar Corporation, Associated Securities Corp, Aurum Securities Corp, Ausdal Financial Partners, Inc., AXA Advisors LLC, Bb&T Investments Services Inc , Bcg Securities Inc, Benefit Funding Services LLC, Berthel Fisher & Co Financial Services Inc, Bg Worldwide Securities Inc , Broker Dealer Financial Services Corp , Brokers International Financial Services, Brookstone Securities, Inc. , Cadaret  Grant & Co Inc , Cambridge Investment Research Inc, Cambridge Legacy Securities LLC, Capital Analysts Inc, Capital Financial Services Inc, Capital Select Investments Corporation, Capital Synergy Partners Inc., Catholic Financial Services Corporation, Cbiz Financial Solutions Inc, Cco Investment Services, Corp., Centara Capital Securities, Inc, Centaurus Financial Inc, Cfd Investments Inc, Citigroup Global Markets Inc, Clark Securities Inc, Cms Investment Resources Inc, Comerica Securities Inc, Commonwealth Financial Network, Comprehensive Asset Management & Service Inc, Coordinated Capital Securities, Cornerstone Institutional Investors Inc , Country Capital Management Company , Cps Financial And Insurance Services Inc, Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc, Dempsey Financial Network Inc, Dewaay Financial Network, LLC, Dolphin Securities Inc, Dunwoody Brokerage Services Inc. , Edward D Jones And Company L P, Elite Securities Inc, Empire Securities Corporation, Eplanning Securities Inc , Equitrust Marketing Services, LLC, Equity Services Inc, Essex Financial Services Inc, Executive Services Securities, LLC., Farmers Financial Solutions Inc, Fas Corporation, Fifth Third Securities Inc, Financial Network Investment Corp, Financial West Group, Fintegra Llc, First Allied Securities Inc, First Brokerage America, LLC., First Heartland Capital Inc, First State Financial Management, Inc., First Wall Street Corp, Foothill Securities Inc, Fortune Financial Services Inc, Fortune Securities Inc, Fpcm Securities, Llc., Fsc Securities Corporation, Ga Financial Inc, Geneos Wealth Management Inc, Genworth Financial Securities Corp., Girard Securities Inc, Globalink Securities, Inc., Great American Advisors Inc, Guardian Investors Services Corp, Gwn Securities Inc, H Beck Inc, H&R Block Financial Advisors Inc, Haas Financial Products Inc, Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services Llc, Harbour Investments Inc,  Hd Vest Investment Securities Inc, Herndon Plant Oakley Limited, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntleigh Securities Corporation, Ims Securities Inc,  Independent Financial Group Inc, Ing Financial Partners Inc, Interlink Securities Corp, Intervest Int'l Equities Corp, Invest Financial Corporation, Investacorp Inc, Investment Centers Of America, Investment Professionals, Inc., Investors Capital Corporation, Investors Security Company Inc, Iron Street Securities Inc, J.J.B. Hilliard, W.L. Lyons, LLC., Janney Montgomery Scott LLC, Jw Cole Financial Inc, Kcd Financial Inc, Kcg Securities, LLC, Kms Financial Services, Inc., Kovack Securities Inc, Lasalle St. Securities LLC, Leaders Group Inc (The), Legacy Financial Services Inc, Legend Equities Corporation, Lifemark Securities Corporation, Lincoln Financial Advisors Corp, Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc,Lm Kohn & Company, Loria Financial Group LLC, Lpl Financial Corporation, Lsy Inc. Dba American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc, M&T Securities, Inc., Mafg Ria Services Inc, Medallion Investment Services, Meridien Financial Group Inc, Merrill Lynch Pierce Fenner & Smith Inc, Metlife Securities, Inc., Midamerica Financial Services Inc., Mmc Securities Corp., Mml Investors Services LLC, Money Concepts Capital Corp, Morgan Keegan & Company Inc , Morgan Stanley & Co Inc, Morgan Stanley Smith Barney LLC, Mtl Equity Products Inc, Multi Financial Securities Corporation, Mutual Service Corporation, Mutual Trust Co Of America Securities, Mwa Financial Services Inc,

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National Planning Corporation, New England Securities, Newport Group Securities Inc, Next Financial Group Inc, Nfp Securities Inc, Northeast Securities Inc, Northland Securities Inc, Northwestern Mutual Investment Services, Npb Financial Group, LLC, Nrp Financial, Inc.,  Nylife Securities, Oberweis Securities, Ogilvie Security Advisors Corporation, Olde Economie Financial Consultants Ltd, Oneamerica Securities Inc, Oppenheimer & Co., Inc., Pacific West Securities Inc, Packerland Brokerage Services Inc, Pan American Financial Services Inc, Park Avenue Securities Llc, Pension Planners Securities Inc, Pj Robb Variable Corp, Primevest Financial Services Inc, Princor Financial Services, Private Client Services, LLC, Private Consulting Group Inc , Private Placement Insurance Products, LLC, Proequities Inc, Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc, Qa3 Financial Corporation, Quest Capital Strategies Inc, Questar Capital Corporation, Ra Bench, Rampart Financial Services Inc, Raymond James & Associates Inc, Rbc Capital Markets Corporation, Resource Horizons Group LLC , Retirement Capital Group Securities Inc, Rmin Securities Inc, Robert W Baird & Co. Incorporated, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Scf Securities Inc, Securian Financial Services Inc, Securities America Inc, Securities Service Network Inc, Sigma Financial Corporation, Signal Securities Inc , Signator Investors Inc, Sii Investments Inc, Smith, Brown & Groover Inc, Sorrento Pacific Financial, LLC, Southern Financial Group Inc, Springboard Securities Inc, Ssi Equity Services Inc, Stanley Laman Group Securities LLC, Stephens Inc, Stifel Nicolaus & Co Inc, Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc, Sunset Financial Services Inc, Sws Financial Services Inc, Symetra Investments Services Inc, Syndicated Capital Inc, Synergy Investment Group LLC, Td Wealth Management Services, Inc.,Tfs Securities Inc, The Enterprise Securities Company, The Investment Center Inc, The New Penfacs, Inc., The On Equity Sales Company, The Strategic Financial Alliance Inc, Thoroughbred Financial Services LLC, Tower Square Securities Inc, Trading Services Group Inc, Transamerica Financial Advisors Inc, Triad Advisors Inc, Trustmont Financial Group, Inc., Ubs Financial Services Inc, Underwriters Equity Corporation, Unionbanc Investment Services, LLC, United Planners Financial Services, United Securities Alliance Inc, Univest Investments Inc, Usa Advanced Planners, Inc., Usa Financial Securities Corporation, Usallianz Securities Inc, Usi Securities Inc, Uvest Investment Services Inc, Uvest Investment Services Inc, Valmark Securities Inc, Vfic Securities Inc, Vsr Financial Services Inc, Wall Street Financial Group Inc, Walnut Street Securities, Waterstone Financial Group Inc, Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Insurance Services Investment Advisors Inc, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc, Woodbury Financial Services Inc, Workman Securities Corp, World Equity Group, Worth Financial Group Inc, Wrp Investments Inc, Ws Griffith Securities Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of The Prudential Variable Appreciable Account as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical

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contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Prudential’s Variable Appreciable Life® had been investing in that Subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$142,178,289	$239,795,613	$1,263,596,103	$1,061,026,733	$910,787,631

Net Assets	$142,178,289	$239,795,613	$1,263,596,103	$1,061,026,733	$910,787,631

NET ASSETS, representing:
Accumulation units	$142,178,289	$239,795,613	$1,263,596,103	$1,061,026,733	$910,787,631

	$142,178,289	$239,795,613	$1,263,596,103	$1,061,026,733	$910,787,631

Units outstanding	68,693,524	52,823,263	211,479,608	227,327,072	224,119,424

Portfolio shares held	14,217,829	20,425,521	53,248,888	66,355,643	55,808,066
Portfolio net asset value per share	$10.00	$11.74	$23.73	$15.99	$16.32
Investment in portfolio shares, at cost	$142,181,123	$221,538,403	$1,184,736,371	$1,043,627,932	$801,649,092

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$31,597	$10,041,247	$9,199,526	$20,914,701	$20,596,859

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,004,592	1,686,275	9,891,420	8,061,751	6,870,859

NET INVESTMENT INCOME (LOSS)	(972,995)	8,354,972	(691,894)	12,852,950	13,726,000

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	5,314,233	0	0	0
Realized gain (loss) on shares redeemed	0	113,506	(1,836,869)	(1,700,135)	2,230,712
Net change in unrealized gain (loss) on investments	0	1,335,274	(51,882,160)	26,290,912	18,384,894

NET GAIN (LOSS) ON INVESTMENTS	0	6,763,013	(53,719,029)	24,590,777	20,615,606

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(972,995)	$15,117,985	$(54,410,923)	$37,443,727	$34,341,606

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$135,600,315	$957,180,243	$481,420,223	$530,723,145	$270,174,544	$116,256,135	$433,243,332	$267,040,021

$135,600,315	$957,180,243	$481,420,223	$530,723,145	$270,174,544	$116,256,135	$433,243,332	$267,040,021

$135,600,315	$957,180,243	$481,420,223	$530,723,145	$270,174,544	$116,256,135	$433,243,332	$267,040,021

$135,600,315	$957,180,243	$481,420,223	$530,723,145	$270,174,544	$116,256,135	$433,243,332	$267,040,021

31,780,289	156,095,882	72,999,300	29,977,574	126,873,312	29,520,252	152,158,892	65,520,425

27,505,135	30,415,642	30,220,981	13,875,115	15,948,911	9,398,232	18,626,111	15,708,237
$4.93	$31.47	$15.93	$38.25	$16.94	$12.37	$23.26	$17.00
$138,003,180	$667,551,155	$503,813,726	$299,569,688	$264,299,740	$107,267,755	$358,812,152	$223,998,169

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$10,185,098	$15,666,100	$5,337,657	$1,216,140	$4,550,327	$2,769,540	$1,358,483	$2,220,662

987,944	6,734,358	3,730,066	4,622,086	1,968,357	806,802	3,208,359	1,915,660

9,197,154	8,931,742	1,607,591	(3,405,946)	2,581,970	1,962,738	(1,849,876)	305,002

0	0	0	0	0	2,303,923	0	3,681,329
(3,472,213)	532,234	(5,220,451)	1,000,226	(2,407,078)	18,348	(2,776,036)	(673,592)
(74,519)	2,936,042	(28,496,953)	(130,140,082)	(22,469,120)	3,146,619	3,431,797	(3,858,451)

(3,546,732)	3,468,276	(33,717,404)	(129,139,856)	(24,876,198)	5,468,890	655,761	(850,714)

$5,650,422	$12,400,018	$(32,109,813)	$(132,545,802)	$(22,294,228)	$7,431,628	$(1,194,115)	$(545,712)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	Prudential SP Small Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,158,826	$7,006,519	$2,637,408	$2,170,000	$3,109,108

Net Assets	$1,158,826	$7,006,519	$2,637,408	$2,170,000	$3,109,108

NET ASSETS, representing:
Accumulation units	$1,158,826	$7,006,519	$2,637,408	$2,170,000	$3,109,108

	$1,158,826	$7,006,519	$2,637,408	$2,170,000	$3,109,108

Units outstanding	942,717	4,673,973	1,495,417	1,007,713	2,073,927

Portfolio shares held	97,544	306,765	107,386	374,138	262,151
Portfolio net asset value per share	$11.88	$22.84	$24.56	$5.80	$11.86
Investment in portfolio shares, at cost	$1,002,580	$5,748,844	$1,715,937	$2,111,381	$2,506,748

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	Prudential SP Small Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$20,101	$42,259	$5,260	$44,711	$22,746

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	7,877	42,427	16,274	13,150	29,347

NET INVESTMENT INCOME (LOSS)	12,224	(168)	(11,014)	31,561	(6,601)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	10,031	23,202	10,188	(41,111)	(7,170)
Net change in unrealized gain (loss) on investments	(201,236)	(425,197)	(23,958)	16,688	(107,552)

NET GAIN (LOSS) ON INVESTMENTS	(191,205)	(401,995)	(13,770)	(24,423)	(114,722)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(178,981)	$(402,163)	$(24,784)	$7,138	$(121,323)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST Marsico Capital Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio

$213,382	$971,878	$0	$2,211,007	$1,803,830	$133,423	$224,926	$386,250

$213,382	$971,878	$0	$2,211,007	$1,803,830	$133,423	$224,926	$386,250

$213,382	$971,878	$0	$2,211,007	$1,803,830	$133,423	$224,926	$386,250

$213,382	$971,878	$0	$2,211,007	$1,803,830	$133,423	$224,926	$386,250

185,361	473,818	0	1,708,984	1,298,100	14,554	21,085	49,813

9,442	124,600	0	507,112	309,405	6,982	18,482	30,655
$22.60	$7.80	$0.00	$4.36	$5.83	$19.11	$12.17	$12.60
$160,568	$725,666	$0	$2,163,697	$1,552,014	$108,190	$163,927	$271,815

SUBACCOUNTS (Continued)
Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST Marsico Capital Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio

$998	$7,326	$0	$33,078	$58,725	$356	$0	$6,095

2,011	9,262	3,762	22,201	20,136	1,091	5,323	3,918

(1,013)	(1,936)	(3,762)	10,877	38,589	(735)	(5,323)	2,177

0	10,612	0	0	0	0	0	0
411	46,057	142,278	(70,402)	17,188	2,116	109,689	16,476
(13,930)	(49,635)	(46,623)	(358,406)	(369,150)	(2,222)	(85,753)	(43,683)

(13,519)	7,034	95,655	(428,808)	(351,962)	(106)	23,936	(27,207)

$(14,532)	$5,098	$91,893	$(417,931)	$(313,373)	$(841)	$18,613	$(25,030)

*	The subaccount is no longer available for investment as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$649,497	$6,100,572	$1,207,434	$1,326,793	$502,348

Net Assets	$649,497	$6,100,572	$1,207,434	$1,326,793	$502,348

NET ASSETS, representing:
Accumulation units	$649,497	$6,100,572	$1,207,434	$1,326,793	$502,348

	$649,497	$6,100,572	$1,207,434	$1,326,793	$502,348

Units outstanding	54,259	562,326	108,706	120,111	45,574

Portfolio shares held	32,153	512,223	134,309	121,613	42,717
Portfolio net asset value per share	$20.20	$11.91	$8.99	$10.91	$11.76
Investment in portfolio shares, at cost	$470,077	$6,032,913	$1,083,692	$1,216,722	$458,767

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
INVESTMENT INCOME
Dividend income	$0	$107,879	$3,844	$8,033	$4,965

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	6,588	52,698	10,957	11,208	4,063

NET INVESTMENT INCOME (LOSS)	(6,588)	55,181	(7,113)	(3,175)	902

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	209,609	0	0	0
Realized gain (loss) on shares redeemed	211,997	7,134	6,146	(8,811)	5,990
Net change in unrealized gain (loss) on investments	(206,471)	(147,790)	(52,626)	(26,330)	(5,153)

NET GAIN (LOSS) ON INVESTMENTS	5,526	68,953	(46,480)	(35,141)	837

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,062)	$124,134	$(53,593)	$(38,316)	$1,739

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio

$1,338,084

$1,338,084

$1,338,084

$1,338,084

145,095

144,346
$9.27
$1,441,514

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio

$0

7,105

(7,105)

0
(4,631)
(103,430)

(108,061)

$(115,166)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(972,995)	$(1,013,374)	$8,354,972	$7,830,889	$(691,894)	$697,062
Capital gains distributions received	0	0	5,314,233	2,848,361	0	0
Realized gain (loss) on shares redeemed	0	0	113,506	97,356	(1,836,869)	(11,925,394)
Net change in unrealized gain (loss) on investments	0	0	1,335,274	9,792,441	(51,882,160)	147,448,046

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(972,995)	(1,013,374)	15,117,985	20,569,047	(54,410,923)	136,219,714

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,856,198	11,750,960	12,762,243	13,407,175	89,424,711	94,644,016
Policy loans	(4,206,377)	(4,271,662)	(4,526,058)	(4,694,204)	(31,601,654)	(31,790,033)
Policy loan repayments and interest	4,592,382	5,156,703	4,408,313	4,250,062	31,531,418	33,339,225
Surrenders, withdrawals and death benefits	(18,126,807)	(24,756,608)	(10,505,558)	(11,244,604)	(63,806,904)	(64,721,929)
Net transfers between other subaccounts or fixed rate option	7,928,244	11,968,790	1,820,032	5,767,873	(18,820,505)	(23,102,234)
Withdrawal and other charges	(6,383,005)	(7,831,580)	(8,799,078)	(9,480,877)	(56,418,766)	(59,412,428)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,339,365)	(7,983,397)	(4,840,106)	(1,994,575)	(49,691,700)	(51,043,383)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,312,360)	(8,996,771)	10,277,879	18,574,472	(104,102,623)	85,176,331

NET ASSETS
Beginning of period	148,490,649	157,487,420	229,517,734	210,943,262	1,367,698,726	1,282,522,395

End of period	$142,178,289	$148,490,649	$239,795,613	$229,517,734	$1,263,596,103	$1,367,698,726

Beginning units	71,621,530	76,091,577	54,166,352	54,662,544	219,106,241	228,516,134

Units issued	26,525,708	29,393,901	7,018,871	8,619,125	20,407,334	23,691,092
Units redeemed	(29,453,714)	(33,863,948)	(8,361,960)	(9,115,317)	(28,033,967)	(33,100,985)

Ending units	68,693,524	71,621,530	52,823,263	54,166,352	211,479,608	219,106,241

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$12,852,950	$14,957,584	$13,726,000	$14,688,902	$9,197,154	$9,660,834	$8,931,742	$9,686,539
0	0	0	0	0	0	0	0
(1,700,135)	(6,512,119)	2,230,712	998,308	(3,472,213)	(4,283,383)	532,234	(4,373,435)
26,290,912	99,525,261	18,384,894	75,146,312	(74,519)	10,351,734	2,936,042	114,893,879

37,443,727	107,970,726	34,341,606	90,833,522	5,650,422	15,729,185	12,400,018	120,206,983

70,672,184	74,060,828	57,591,906	60,211,067	7,060,851	7,258,177	52,769,535	56,473,663
(23,088,234)	(23,189,962)	(16,464,570)	(17,340,696)	(2,992,227)	(2,975,148)	(16,960,849)	(17,757,624)
22,969,276	24,257,518	17,189,941	18,597,980	2,770,300	2,780,450	17,916,361	18,991,195
(46,000,085)	(46,756,013)	(38,553,641)	(36,728,702)	(6,185,010)	(6,167,935)	(37,840,528)	(38,348,430)
(15,685,480)	(14,691,077)	(17,038,462)	(16,385,903)	2,065,361	(63,232)	(20,042,101)	(19,419,281)
(46,299,201)	(48,965,188)	(38,075,609)	(40,722,724)	(5,037,745)	(5,364,954)	(31,178,122)	(32,852,037)

(37,431,540)	(35,283,894)	(35,350,435)	(32,368,978)	(2,318,470)	(4,532,642)	(35,335,704)	(32,912,514)

12,187	72,686,832	(1,008,829)	58,464,544	3,331,952	11,196,543	(22,935,686)	87,294,469

1,061,014,546	988,327,714	911,796,460	853,331,916	132,268,363	121,071,820	980,115,929	892,821,460

$1,061,026,733	$1,061,014,546	$910,787,631	$911,796,460	$135,600,315	$132,268,363	$957,180,243	$980,115,929

235,381,281	243,745,031	232,932,091	241,710,541	32,278,392	33,719,991	161,924,881	167,907,872

20,758,261	23,901,045	19,653,418	22,793,304	4,608,344	4,227,914	13,070,244	15,505,671
(28,812,470)	(32,264,795)	(28,466,085)	(31,571,754)	(5,106,447)	(5,669,513)	(18,899,243)	(21,488,662)

227,327,072	235,381,281	224,119,424	232,932,091	31,780,289	32,278,392	156,095,882	161,924,881

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$1,607,591	$743,631	$(3,405,946)	$(1,751,652)	$2,581,970	$2,471,966
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(5,220,451)	(9,319,391)	1,000,226	(18,461,291)	(2,407,078)	(5,317,867)
Net change in unrealized gain (loss) on investments	(28,496,953)	71,271,108	(130,140,082)	169,735,705	(22,469,120)	35,096,996

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,109,813)	62,695,348	(132,545,802)	149,522,762	(22,294,228)	32,251,095

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,692,508	32,516,779	17,749,600	17,950,032	16,432,537	17,762,655
Policy loans	(11,356,293)	(11,710,861)	(16,286,783)	(14,714,267)	(5,804,438)	(6,248,257)
Policy loan repayments and interest	11,116,552	11,559,940	13,339,026	12,645,281	5,838,299	5,387,941
Surrenders, withdrawals and death benefits	(25,088,706)	(25,833,834)	(29,079,250)	(26,545,288)	(12,497,310)	(12,904,521)
Net transfers between other subaccounts or fixed rate option	(11,454,512)	(6,824,629)	(8,791,144)	(5,202,842)	(2,890,915)	(4,137,875)
Withdrawal and other charges	(19,588,388)	(21,006,341)	(16,259,345)	(17,346,720)	(9,205,836)	(9,945,850)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,678,839)	(21,298,946)	(39,327,896)	(33,213,804)	(8,127,663)	(10,085,907)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(57,788,652)	41,396,402	(171,873,698)	116,308,958	(30,421,891)	22,165,188

NET ASSETS
Beginning of period	539,208,875	497,812,473	702,596,843	586,287,885	300,596,435	278,431,247

End of period	$481,420,223	$539,208,875	$530,723,145	$702,596,843	$270,174,544	$300,596,435

Beginning units	76,972,648	80,091,093	31,874,018	33,793,440	130,230,296	135,136,857

Units issued	7,003,830	8,696,109	2,701,007	3,022,265	13,185,088	13,617,559
Units redeemed	(10,977,178)	(11,814,554)	(4,597,451)	(4,941,687)	(16,542,072)	(18,524,120)

Ending units	72,999,300	76,972,648	29,977,574	31,874,018	126,873,312	130,230,296

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$1,962,738	$2,404,826	$(1,849,876)	$(1,152,678)	$305,002	$297,514	$12,224	$3,041
2,303,923	2,671,964	0	0	3,681,329	0	0	4,118
18,348	40,783	(2,776,036)	(8,883,957)	(673,592)	(3,054,320)	10,031	(30,576)
3,146,619	1,565,923	3,431,797	55,901,637	(3,858,451)	59,394,848	(201,236)	226,597

7,431,628	6,683,496	(1,194,115)	45,865,002	(545,712)	56,638,042	(178,981)	203,180

6,616,619	6,962,736	35,868,449	38,955,482	16,066,265	17,125,690	141,224	181,412
(2,437,618)	(2,442,781)	(11,962,815)	(12,299,053)	(6,618,497)	(6,565,665)	(55,643)	(87,941)
2,155,679	2,764,262	11,035,115	11,752,448	6,198,378	6,211,846	11,369	10,422
(5,031,179)	(6,046,757)	(26,172,362)	(26,054,783)	(13,699,453)	(14,119,932)	(95,868)	(63,201)
127,007	(442,355)	(10,412,087)	(7,818,960)	(4,961,574)	438,531	(9,821)	(317,545)
(4,283,803)	(4,727,477)	(20,628,791)	(21,590,408)	(10,443,772)	(10,622,312)	(92,122)	(114,675)

(2,853,295)	(3,932,372)	(22,272,491)	(17,055,274)	(13,458,653)	(7,531,842)	(100,861)	(391,528)

4,578,333	2,751,124	(23,466,606)	28,809,728	(14,004,365)	49,106,200	(279,842)	(188,348)

111,677,802	108,926,678	456,709,938	427,900,210	281,044,386	231,938,186	1,438,668	1,627,016

$116,256,135	$111,677,802	$433,243,332	$456,709,938	$267,040,021	$281,044,386	$1,158,826	$1,438,668

30,310,895	31,384,050	159,802,211	166,411,868	68,838,680	71,061,902	1,014,075	1,304,713

4,297,008	4,517,637	18,601,747	21,957,113	8,302,599	9,894,256	114,026	155,880
(5,087,651)	(5,590,792)	(26,245,066)	(28,566,770)	(11,620,854)	(12,117,478)	(185,384)	(446,518)

29,520,252	30,310,895	152,158,892	159,802,211	65,520,425	68,838,680	942,717	1,014,075

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		American Century VP Value Fund
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(168)	$31,439	$(11,014)	$(11,830)	$31,561	$34,519
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	23,202	(38,568)	10,188	633	(41,111)	(143,800)
Net change in unrealized gain (loss) on investments	(425,197)	895,920	(23,958)	358,774	16,688	377,040

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(402,163)	888,791	(24,784)	347,577	7,138	267,759

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	831,685	864,355	291,186	331,584	232,720	267,610
Policy loans	(75,434)	(193,958)	(86,143)	(179,159)	(84,713)	(80,174)
Policy loan repayments and interest	34,282	32,603	36,241	24,032	16,394	15,994
Surrenders, withdrawals and death benefits	(107,366)	(150,345)	(106,639)	(95,098)	(87,708)	(122,334)
Net transfers between other subaccounts or fixed rate option	(35,482)	(74,058)	(10,585)	(25,028)	(15,128)	(215,340)
Withdrawal and other charges	(509,863)	(491,151)	(185,643)	(183,442)	(145,744)	(156,344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	137,822	(12,554)	(61,583)	(127,111)	(84,179)	(290,588)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(264,341)	876,237	(86,367)	220,466	(77,041)	(22,829)

NET ASSETS
Beginning of period	7,270,860	6,394,623	2,723,775	2,503,309	2,247,041	2,269,870

End of period	$7,006,519	$7,270,860	$2,637,408	$2,723,775	$2,170,000	$2,247,041

Beginning units	4,565,804	4,571,245	1,530,211	1,612,417	1,047,811	1,193,456

Units issued	572,654	634,828	186,950	228,683	119,217	149,355
Units redeemed	(464,485)	(640,269)	(221,744)	(310,889)	(159,315)	(295,000)

Ending units	4,673,973	4,565,804	1,495,417	1,530,211	1,007,713	1,047,811

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 04/29/2011**	01/01/2010 to 12/31/2010

$(6,601)	$(6,946)	$(1,013)	$(1,572)	$(1,936)	$(4,813)	$(3,762)	$17,172
0	0	0	0	10,612	0	0	0
(7,170)	(135,482)	411	(11,868)	46,057	6,797	142,278	(66,656)
(107,552)	778,122	(13,930)	45,855	(49,635)	186,660	(46,623)	216,127

(121,323)	635,694	(14,532)	32,415	5,098	188,644	91,893	166,643

52,053	58,814	4,001	4,281	42,915	46,119	22,920	91,765
(13,930)	(24,502)	0	0	(12,763)	(8,163)	(800)	(1,886)
3,094	3,477	0	0	2,104	1,386	160	431
(150,454)	(28,014)	0	(42,366)	(118,301)	(36,220)	0	(28,480)
405,757	(135,037)	(126)	(79,219)	(126,940)	51,337	(1,545,435)	(64,310)
(145,705)	(149,275)	(6,691)	(7,517)	(55,827)	(58,634)	(22,845)	(62,311)

150,815	(274,537)	(2,816)	(124,821)	(268,812)	(4,175)	(1,546,000)	(64,791)

29,492	361,157	(17,348)	(92,406)	(263,714)	184,469	(1,454,107)	101,852
3,079,616	2,718,459	230,730	323,136	1,235,592	1,051,123	1,454,107	1,352,255

$3,109,108	$3,079,616	$213,382	$230,730	$971,878	$1,235,592	$0	$1,454,107

1,979,898	2,187,532	187,634	297,574	611,978	624,008	1,021,649	1,074,494

467,045	386,213	3,366	23,144	511,487	804,783	16,256	132,170
(373,016)	(593,847)	(5,639)	(133,084)	(649,647)	(816,813)	(1,037,905)	(185,015)

2,073,927	1,979,898	185,361	187,634	473,818	611,978	0	1,021,649

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		AST Marsico Capital Growth Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$10,877	$18,571	$38,589	$47,128	$(735)	$(359)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(70,402)	(378,972)	17,188	(158,468)	2,116	(13,977)
Net change in unrealized gain (loss) on investments	(358,406)	639,941	(369,150)	472,273	(2,222)	35,669

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(417,931)	279,540	(313,373)	360,933	(841)	21,333

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,135	26,152	89,114	114,465	6,798	9,507
Policy loans	(2,282)	(18,084)	(5,126)	(19,374)	(5,113)	(3,284)
Policy loan repayments and interest	2,527	5,408	4,746	11,521	1,222	935
Surrenders, withdrawals and death benefits	(45,287)	(25,319)	(32,346)	(11,022)	(16,784)	0
Net transfers between other subaccounts or fixed rate option	132,299	(443,079)	(1,931,378)	223,592	13,667	(133,476)
Withdrawal and other charges	(50,696)	(72,912)	(302,420)	(260,785)	(7,651)	(7,839)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	66,696	(527,834)	(2,177,410)	58,397	(7,861)	(134,157)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(351,235)	(248,294)	(2,490,783)	419,330	(8,702)	(112,824)

NET ASSETS
Beginning of period	2,562,242	2,810,536	4,294,613	3,875,283	142,125	254,949

End of period	$2,211,007	$2,562,242	$1,803,830	$4,294,613	$133,423	$142,125

Beginning units	1,670,446	2,071,459	2,668,524	2,644,927	15,242	32,527

Units issued	186,355	257,022	85,040	360,156	2,416	2,833
Units redeemed	(147,817)	(658,035)	(1,455,464)	(336,559)	(3,104)	(20,118)

Ending units	1,708,984	1,670,446	1,298,100	2,668,524	14,554	15,242

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio		AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio		AST PIMCO Total Return Bond Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(5,323)	$(5,374)	$2,177	$863	$(6,588)	$(8,846)	$55,181	$60,989
0	0	0	0	0	0	209,609	113,796
109,689	52,696	16,476	(10,858)	211,997	(7,688)	7,134	12,735
(85,753)	98,504	(43,683)	66,054	(206,471)	460,186	(147,790)	231,640

18,613	145,826	(25,030)	56,059	(1,062)	443,652	124,134	419,160

11,154	20,703	10,544	13,169	26,197	21,504	68,695	65,618
(730)	(316)	(4,189)	(10,040)	(7,649)	(5,671)	(7,936)	(13,267)
128	116	1,195	7,790	2,597	1,941	3,978	1,880
(82,236)	(4,965)	(13,120)	(160)	(18,007)	(1,112)	(497,436)	(30,931)
(748,065)	597,225	(56,075)	(12,066)	(1,142,506)	231,263	68,970	(122,660)
(81,483)	(83,231)	(29,890)	(28,437)	(101,343)	(42,978)	(165,892)	(128,314)

(901,232)	529,532	(91,535)	(29,744)	(1,240,711)	204,947	(529,621)	(227,674)

(882,619)	675,358	(116,565)	26,315	(1,241,773)	648,599	(405,487)	191,486

1,107,545	432,187	502,815	476,500	1,891,270	1,242,671	6,506,059	6,314,573

$224,926	$1,107,545	$386,250	$502,815	$649,497	$1,891,270	$6,100,572	$6,506,059

101,446	45,424	61,639	65,552	155,284	137,984	613,367	635,662

90,090	230,336	1,938	6,572	4,685	36,930	66,445	91,914
(170,451)	(174,314)	(13,764)	(10,485)	(105,710)	(19,630)	(117,486)	(114,209)

21,085	101,446	49,813	61,639	54,259	155,284	562,326	613,367

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio		AST Balanced Asset Allocation Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(7,113)	$(4,461)	$(3,175)	$(294)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	6,146	1,675	(8,811)	5,166
Net change in unrealized gain (loss) on investments	(52,626)	159,309	(26,330)	129,676

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(53,593)	156,523	(38,316)	134,548

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,166	35,088	235,791	206,707
Policy loans	(240)	(233)	(10,585)	(32,908)
Policy loan repayments and interest	205	298	3,821	1,602
Surrenders, withdrawals and death benefits	(1,455)	(24,759)	(78,653)	(194,562)
Net transfers between other subaccounts or fixed rate option	(35,613)	(6,843)	71,549	433,283
Withdrawal and other charges	(18,513)	(17,857)	(134,386)	(111,383)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(45,450)	(14,306)	87,537	302,739

TOTAL INCREASE (DECREASE) IN NET ASSETS	(99,043)	142,217	49,221	437,287

NET ASSETS
Beginning of period	1,306,477	1,164,260	1,277,572	840,285

End of period	$1,207,434	$1,306,477	$1,326,793	$1,277,572

Beginning units	112,573	114,000	113,318	83,016

Units issued	1,034	3,964	28,600	65,679
Units redeemed	(4,901)	(5,391)	(21,807)	(35,377)

Ending units	108,706	112,573	120,111	113,318

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio		AST BlackRock Global Strategies Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	4/29/2011* to 12/31/2011

$902	$3,638	$(7,105)
0	0	0
5,990	3,410	(4,631)
(5,153)	46,859	(103,430)

1,739	53,907	(115,166)

26,141	40,471	49,215
(4,841)	(581)	(3,941)
683	507	372
(8,827)	(151,840)	(4,811)
0	205,032	1,460,602
(88,926)	(77,075)	(48,187)

(75,770)	16,514	1,453,250

(74,031)	70,421	1,338,084

576,379	505,958	0

$502,348	$576,379	$1,338,084

52,419	50,498	0

2,446	23,406	159,508
(9,291)	(21,485)	(14,413)

45,574	52,419	145,095

The accompanying notes are an integral part of these financial statements.

A16

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
December 31, 2011

Note 1:	General

The Prudential Variable Appreciable Account (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“PFI”), was established on August 11, 1987 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from the purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”) and Prudential Variable Universal Life (“VUL”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are thirty-one subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “Portfolios”).

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Value Fund
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio (merged from Prudential SP Growth Asset Allocation Portfolio)
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Wellington Management Hedged Equity Portfolio
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Service Shares
MFS® Growth Series – Initial Class
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Growth Asset Allocation Portfolio (merged to AST BlackRock Global Strategies Portfolio)*
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price International Stock Portfolio
*	Subaccount no longer available for investment as of December 31, 2011

The Series Funds are diversified open-end management investment companies, and each portfolio of the Series Fund is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds.

A17

Note 1:	General (Continued)

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2011 as net transfers between subaccounts. The transfers occurred as follows:

April 29, 2011	Removed Portfolio	Surviving Portfolio
	Prudential SP Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
Shares	161,528	154,259
Net asset value per share	$9.55	$10.00
Net assets before merger	$1,542,589	$0
Net assets after merger	$0	$1,542,589

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

A18

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of “Series Funds”, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

Proprietary Funds (“Series Funds”)	$6,828,987,477
Janus Aspen Janus Portfolio – Service Shares	$213,382
Janus Aspen Janus Portfolio – Institutional Shares	$7,006,519

Transfers between Level 1 and Level 2

During the twelve months ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A19

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$24,772,468	$(31,116,425)
Prudential Diversified Bond Portfolio	$8,648,849	$(15,175,229)
Prudential Equity Portfolio	$15,906,140	$(75,489,260)
Prudential Flexible Managed Portfolio	$9,305,355	$(54,798,646)
Prudential Conservative Balanced Portfolio	$7,649,468	$(49,870,762)
Prudential High Yield Bond Portfolio	$6,116,645	$(9,423,059)
Prudential Stock Index Portfolio	$12,358,588	$(54,428,650)
Prudential Value Portfolio	$6,420,598	$(35,829,503)
Prudential Natural Resources Portfolio	$6,675,952	$(50,625,934)
Prudential Global Portfolio	$7,305,499	$(17,401,519)
Prudential Government Income Portfolio	$5,415,972	$(9,076,069)
Prudential Jennison Portfolio	$8,978,595	$(34,459,445)
Prudential Small Capitalization Stock Portfolio	$6,235,432	$(21,609,745)
T. Rowe Price International Stock Portfolio	$93,178	$(201,914)
Janus Aspen Janus Portfolio – Institutional Shares	$634,949	$(539,555)
MFS® Growth Series – Initial Class	$169,187	$(247,044)
American Century VP Value Fund	$104,163	$(201,491)
Prudential SP Small Cap Value Portfolio	$696,907	$(575,439)
Janus Aspen Janus Portfolio – Service Shares	$4,001	$(8,828)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$1,084,311	$(1,362,385)
Prudential SP Growth Asset Allocation Portfolio	$16,473	$(1,566,234)
Prudential SP International Growth Portfolio	$269,891	$(225,398)
Prudential SP International Value Portfolio	$88,982	$(2,286,528)
AST Marsico Capital Growth Portfolio	$20,089	$(29,042)
AST T. Rowe Price Large-Cap Growth Portfolio	$1,029,249	$(1,935,804)
AST Large-Cap Value Portfolio	$14,160	$(109,612)
AST Small-Cap Growth Portfolio	$49,006	$(1,296,305)
AST PIMCO Total Return Bond Portfolio	$695,126	$(1,277,445)
AST Wellington Management Hedged Equity Portfolio	$10,210	$(66,618)
AST Balanced Asset Allocation Portfolio	$314,247	$(237,919)
AST Preservation Asset Allocation Portfolio	$21,229	$(101,062)
AST BlackRock Global Strategies Portfolio	$1,581,006	$(134,861)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service

A20

Note 6:	Related Party Transactions (Continued)

fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2011	68,694	$1.41809	to	$2.16136	$142,178	0.02%	0.60%	to	0.90%	-0.89%	to	-0.53%
December 31, 2010	71,622	$1.42960	to	$2.17287	$148,491	0.03%	0.60%	to	0.90%	-0.88%	to	-0.52%
December 31, 2009	76,092	$1.44106	to	$2.18425	$157,487	0.40%	0.60%	to	0.90%	-0.50%	to	-0.19%
December 31, 2008	81,376	$1.44687	to	$2.18847	$169,450	2.60%	0.60%	to	0.90%	1.73%	to	2.04%
December 31, 2007	78,737	$1.41813	to	$2.14468	$161,047	4.93%	0.60%	to	0.90%	4.11%	to	4.44%

	Prudential Diversified Bond Portfolio
December 31, 2011	52,823	$2.37531	to	$4.80937	$239,796	4.31%	0.60%	to	0.90%	6.55%	to	6.87%
December 31, 2010	54,166	$2.22918	to	$4.50011	$229,518	4.22%	0.60%	to	0.90%	9.59%	to	9.91%
December 31, 2009	54,663	$2.02819	to	$4.09439	$210,943	4.72%	0.60%	to	0.90%	19.43%	to	19.79%
December 31, 2008	55,976	$1.69315	to	$3.41803	$180,269	5.19%	0.60%	to	0.90%	-4.32%	to	-4.03%
December 31, 2007	57,024	$1.76433	to	$3.56167	$191,053	5.06%	0.60%	to	0.90%	4.76%	to	5.07%

	Prudential Equity Portfolio
December 31, 2011	211,480	$1.84739	to	$6.33676	$1,263,596	0.68%	0.60%	to	0.90%	-4.33%	to	-4.04%
December 31, 2010	219,106	$1.92526	to	$6.60373	$1,367,699	0.79%	0.60%	to	0.90%	10.90%	to	11.23%
December 31, 2009	228,516	$1.73088	to	$5.93680	$1,282,522	1.60%	0.60%	to	0.90%	36.94%	to	37.35%
December 31, 2008	242,180	$1.26021	to	$4.32262	$992,251	1.44%	0.60%	to	0.90%	-38.71%	to	-38.53%
December 31, 2007	254,580	$2.05004	to	$7.03187	$1,699,457	1.07%	0.60%	to	0.90%	8.34%	to	8.67%

	Prudential Flexible Managed Portfolio
December 31, 2011	227,327	$1.86871	to	$4.89916	$1,061,027	1.95%	0.60%	to	0.90%	3.41%	to	3.71%
December 31, 2010	235,381	$1.80184	to	$4.72374	$1,061,015	2.24%	0.60%	to	0.90%	11.04%	to	11.37%
December 31, 2009	243,745	$1.61803	to	$4.24151	$988,328	3.48%	0.60%	to	0.90%	18.88%	to	19.24%
December 31, 2008	259,855	$1.35704	to	$3.55724	$885,349	2.96%	0.60%	to	0.90%	-25.49%	to	-25.27%
December 31, 2007	270,315	$1.81592	to	$4.76007	$1,234,892	2.37%	0.60%	to	0.90%	5.40%	to	5.72%

A21

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Conservative Balanced Portfolio
December 31, 2011	224,119	$1.89434	to	$4.25624	$910,788	2.25%	0.60%	to	0.90%	3.67%	to	3.98%
December 31, 2010	232,932	$1.82185	to	$4.09360	$911,796	2.44%	0.60%	to	0.90%	10.75%	to	11.09%
December 31, 2009	241,711	$1.64005	to	$3.68531	$853,332	3.76%	0.60%	to	0.90%	18.94%	to	19.30%
December 31, 2008	258,075	$1.37489	to	$3.08922	$765,814	3.43%	0.60%	to	0.90%	-22.11%	to	-21.87%
December 31, 2007	269,072	$1.75988	to	$3.95410	$1,023,369	2.95%	0.60%	to	0.90%	5.17%	to	5.49%

	Prudential High Yield Bond Portfolio
December 31, 2011	31,780	$2.19827	to	$4.60017	$135,600	7.51%	0.60%	to	0.90%	4.15%	to	4.48%
December 31, 2010	32,278	$2.10440	to	$4.40302	$132,268	8.38%	0.60%	to	0.90%	13.03%	to	13.38%
December 31, 2009	33,720	$1.85600	to	$3.88374	$121,072	9.47%	0.60%	to	0.90%	45.85%	to	46.29%
December 31, 2008	33,217	$1.26883	to	$2.65488	$83,041	8.70%	0.60%	to	0.90%	-22.97%	to	-22.74%
December 31, 2007	35,121	$1.64253	to	$3.43647	$113,772	7.11%	0.60%	to	0.90%	1.71%	to	2.00%

	Prudential Stock Index Portfolio
December 31, 2011	156,096	$1.95766	to	$6.53065	$957,180	1.60%	0.60%	to	0.90%	1.04%	to	1.34%
December 31, 2010	161,925	$1.93168	to	$6.44411	$980,116	1.76%	0.60%	to	0.90%	13.56%	to	13.90%
December 31, 2009	167,908	$1.69594	to	$5.65762	$892,821	2.81%	0.60%	to	0.90%	24.95%	to	25.32%
December 31, 2008	178,099	$1.35329	to	$4.51451	$751,970	2.25%	0.60%	to	0.90%	-37.50%	to	-37.32%
December 31, 2007	182,659	$2.15890	to	$7.20200	$1,226,725	1.60%	0.60%	to	0.90%	4.16%	to	4.47%

	Prudential Value Portfolio
December 31, 2011	72,999	$2.35206	to	$7.05520	$481,420	1.02%	0.60%	to	0.90%	-6.42%	to	-6.14%
December 31, 2010	76,973	$2.50599	to	$7.51674	$539,209	0.86%	0.60%	to	0.90%	12.84%	to	13.18%
December 31, 2009	80,091	$2.21412	to	$6.64126	$497,812	2.06%	0.60%	to	0.90%	40.66%	to	41.08%
December 31, 2008	85,822	$1.56943	to	$4.70735	$378,840	1.86%	0.60%	to	0.90%	-42.81%	to	-42.64%
December 31, 2007	91,174	$2.73606	to	$8.20645	$702,974	1.40%	0.60%	to	0.90%	2.26%	to	2.57%

	Prudential Natural Resources Portfolio
December 31, 2011	29,978	$7.46526	to	$18.43714	$530,723	0.19%	0.60%	to	0.90%	-19.76%	to	-19.52%
December 31, 2010	31,874	$9.30318	to	$22.90801	$702,597	0.42%	0.60%	to	0.90%	26.84%	to	27.22%
December 31, 2009	33,793	$7.33430	to	$18.00633	$586,288	0.72%	0.60%	to	0.90%	75.52%	to	76.05%
December 31, 2008	36,898	$4.17855	to	$10.22806	$364,440	0.78%	0.60%	to	0.90%	-53.42%	to	-53.28%
December 31, 2007	39,719	$8.97121	to	$21.89377	$840,600	0.63%	0.60%	to	0.90%	46.97%	to	47.41%

	Prudential Global Portfolio
December 31, 2011	126,873	$1.66832	to	$2.16888	$270,175	1.55%	0.60%	to	0.90%	-7.80%	to	-7.53%
December 31, 2010	130,230	$1.80416	to	$2.34543	$300,596	1.56%	0.60%	to	0.90%	11.74%	to	12.08%
December 31, 2009	135,137	$1.60977	to	$2.09283	$278,431	2.88%	0.60%	to	0.90%	30.22%	to	30.61%
December 31, 2008	141,238	$1.23256	to	$1.60237	$222,957	1.80%	0.60%	to	0.90%	-43.43%	to	-43.26%
December 31, 2007	145,582	$2.17237	to	$2.82411	$405,180	1.12%	0.60%	to	0.90%	9.49%	to	9.82%

	Prudential Government Income Portfolio
December 31, 2011	29,520	$2.17589	to	$4.05654	$116,256	2.46%	0.60%	to	0.90%	6.67%	to	6.99%
December 31, 2010	30,311	$2.03984	to	$3.79159	$111,678	2.87%	0.60%	to	0.90%	6.03%	to	6.35%
December 31, 2009	31,384	$1.92384	to	$3.56518	$108,927	3.09%	0.60%	to	0.90%	6.75%	to	7.07%
December 31, 2008	32,797	$1.80202	to	$3.32980	$106,338	4.02%	0.60%	to	0.90%	3.37%	to	3.68%
December 31, 2007	32,222	$1.74314	to	$3.21159	$100,166	4.45%	0.60%	to	0.90%	4.75%	to	5.06%

	Prudential Jennison Portfolio
December 31, 2011	152,159	$2.03440	to	$2.93214	$433,243	0.30%	0.60%	to	0.90%	-0.59%	to	-0.30%
December 31, 2010	159,802	$2.04042	to	$2.94085	$456,710	0.43%	0.60%	to	0.90%	10.95%	to	11.28%
December 31, 2009	166,412	$1.83360	to	$2.64268	$427,900	0.67%	0.60%	to	0.90%	41.76%	to	42.18%
December 31, 2008	174,341	$1.28966	to	$1.85874	$315,809	0.52%	0.60%	to	0.90%	-37.84%	to	-37.65%
December 31, 2007	181,368	$2.06863	to	$2.98128	$527,528	0.30%	0.60%	to	0.90%	11.00%	to	11.33%

	Prudential Small Capitalization Stock Portfolio
December 31, 2011	65,520	$3.48765	to	$4.16212	$267,040	0.80%	0.60%	to	0.90%	-0.33%	to	-0.04%
December 31, 2010	68,839	$3.49934	to	$4.16370	$281,044	0.81%	0.60%	to	0.90%	24.81%	to	25.18%
December 31, 2009	71,062	$2.80376	to	$3.32627	$231,938	1.84%	0.60%	to	0.90%	24.07%	to	24.44%
December 31, 2008	76,027	$2.25989	to	$2.67299	$199,585	1.15%	0.60%	to	0.90%	-31.65%	to	-31.45%
December 31, 2007	80,929	$3.30649	to	$3.89928	$310,179	0.59%	0.60%	to	0.90%	-1.42%	to	-1.13%

A22

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2011	943	$1.22924	to	$1.22924	$1,159	1.53%	0.60%	to	0.60%	-13.35%	to	-13.35%
December 31, 2010	1,014	$1.41870	to	$1.41870	$1,439	0.79%	0.60%	to	0.60%	13.77%	to	13.77%
December 31, 2009	1,305	$1.24703	to	$1.24703	$1,627	2.81%	0.60%	to	0.60%	51.49%	to	51.49%
December 31, 2008	1,274	$0.82320	to	$0.82320	$1,049	2.02%	0.60%	to	0.60%	-49.01%	to	-49.01%
December 31, 2007	1,325	$1.61437	to	$1.61437	$2,139	1.40%	0.60%	to	0.60%	12.36%	to	12.36%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2011	4,674	$1.49905	to	$1.49905	$7,007	0.59%	0.60%	to	0.60%	-5.87%	to	-5.87%
December 31, 2010	4,566	$1.59246	to	$1.59246	$7,271	1.08%	0.60%	to	0.60%	13.84%	to	13.84%
December 31, 2009	4,571	$1.39888	to	$1.39888	$6,395	0.54%	0.60%	to	0.60%	35.55%	to	35.55%
December 31, 2008	4,400	$1.03200	to	$1.03200	$4,541	0.75%	0.60%	to	0.60%	-40.08%	to	-40.08%
December 31, 2007	4,276	$1.72228	to	$1.72228	$7,365	0.73%	0.60%	to	0.60%	14.40%	to	14.40%

	MFS Growth Series – Initial Class
December 31, 2011	1,495	$1.76366	to	$1.76366	$2,637	0.19%	0.60%	to	0.60%	-0.92%	to	-0.92%
December 31, 2010	1,530	$1.78000	to	$1.78000	$2,724	0.12%	0.60%	to	0.60%	14.65%	to	14.65%
December 31, 2009	1,612	$1.55252	to	$1.55252	$2,503	0.31%	0.60%	to	0.60%	36.86%	to	36.86%
December 31, 2008	1,614	$1.13438	to	$1.13438	$1,831	0.23%	0.60%	to	0.60%	-37.79%	to	-37.79%
December 31, 2007	1,666	$1.82350	to	$1.82350	$3,038	0.00%	0.60%	to	0.60%	20.45%	to	20.45%

	American Century VP Value Fund
December 31, 2011	1,008	$2.15339	to	$2.15339	$2,170	2.03%	0.60%	to	0.60%	0.41%	to	0.41%
December 31, 2010	1,048	$2.14451	to	$2.14451	$2,247	2.20%	0.60%	to	0.60%	12.75%	to	12.75%
December 31, 2009	1,193	$1.90193	to	$1.90193	$2,270	5.65%	0.60%	to	0.60%	19.15%	to	19.15%
December 31, 2008	1,219	$1.59630	to	$1.59630	$1,946	2.45%	0.60%	to	0.60%	-27.21%	to	-27.21%
December 31, 2007	1,232	$2.19302	to	$2.19302	$2,702	1.55%	0.60%	to	0.60%	-5.71%	to	-5.71%

	Prudential SP Small Cap Value Portfolio
December 31, 2011	2,074	$1.49578	to	$1.54003	$3,109	0.68%	0.60%	to	0.90%	-3.63%	to	-3.35%
December 31, 2010	1,980	$1.55216	to	$1.59336	$3,080	0.61%	0.60%	to	0.90%	25.14%	to	25.51%
December 31, 2009	2,188	$1.24033	to	$1.26947	$2,718	1.49%	0.60%	to	0.90%	29.63%	to	30.03%
December 31, 2008	1,927	$0.95679	to	$0.97631	$1,847	1.10%	0.60%	to	0.90%	-31.12%	to	-30.91%
December 31, 2007	1,921	$1.38908	to	$1.41320	$2,673	0.75%	0.60%	to	0.90%	-4.48%	to	-4.21%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2011	185	$1.15117	to	$1.15117	$213	0.44%	0.90%	to	0.90%	-6.38%	to	-6.38%
December 31, 2010	188	$1.22968	to	$1.22968	$231	0.34%	0.90%	to	0.90%	13.24%	to	13.24%
December 31, 2009	298	$1.08590	to	$1.08590	$323	0.37%	0.90%	to	0.90%	34.79%	to	34.79%
December 31, 2008	339	$0.80560	to	$0.80560	$273	0.40%	0.90%	to	0.90%	-40.40%	to	-40.40%
December 31, 2007	600	$1.35169	to	$1.35169	$812	0.87%	0.90%	to	0.90%	13.77%	to	13.77%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2011	474	$2.03123	to	$2.09028	$972	0.64%	0.60%	to	0.90%	1.31%	to	1.61%
December 31, 2010	612	$2.00503	to	$2.05721	$1,236	0.42%	0.60%	to	0.90%	19.36%	to	19.72%
December 31, 2009	624	$1.67979	to	$1.71837	$1,051	0.43%	0.60%	to	0.90%	40.62%	to	41.05%
December 31, 2008	1,827	$1.19460	to	$1.21827	$2,184	0.30%	0.60%	to	0.90%	-36.80%	to	-36.61%
December 31, 2007	2,125	$1.89006	to	$1.92190	$4,019	0.35%	0.60%	to	0.90%	15.77%	to	16.12%

	Prudential SP Growth Asset Allocation Portfolio (Expired April 29, 2011)
December 31, 2011	0	$1.49684	to	$1.53745	$0	0.00%	0.60%	to	0.90%	6.27%	to	6.38%
December 31, 2010	1,022	$1.40848	to	$1.44523	$1,454	2.04%	0.60%	to	0.90%	12.89%	to	13.22%
December 31, 2009	1,074	$1.24768	to	$1.27647	$1,352	2.25%	0.60%	to	0.90%	25.09%	to	25.46%
December 31, 2008	1,071	$0.99745	to	$1.01740	$1,076	1.76%	0.60%	to	0.90%	-36.92%	to	-36.74%
December 31, 2007	990	$1.58136	to	$1.60825	$1,577	1.61%	0.60%	to	0.90%	8.25%	to	8.57%

	Prudential SP International Growth Portfolio
December 31, 2011	1,709	$1.29088	to	$1.32890	$2,211	1.30%	0.60%	to	0.90%	-15.67%	to	-15.42%
December 31, 2010	1,670	$1.53081	to	$1.57109	$2,562	1.62%	0.60%	to	0.90%	12.99%	to	13.33%
December 31, 2009	2,071	$1.35485	to	$1.38631	$2,811	2.12%	0.60%	to	0.90%	35.92%	to	36.33%
December 31, 2008	2,405	$0.99677	to	$1.01686	$2,400	1.57%	0.60%	to	0.90%	-50.74%	to	-50.59%
December 31, 2007	2,225	$2.02355	to	$2.05803	$4,507	0.89%	0.60%	to	0.90%	18.48%	to	18.83%

A23

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Value Portfolio
December 31, 2011	1,298	$1.38350	to	$1.42366	$1,804	2.50%	0.60%	to	0.90%	-13.87%	to	-13.62%
December 31, 2010	2,669	$1.60633	to	$1.64809	$4,295	2.12%	0.60%	to	0.90%	9.82%	to	10.15%
December 31, 2009	2,645	$1.46270	to	$1.49623	$3,875	3.20%	0.60%	to	0.90%	31.18%	to	31.57%
December 31, 2008	2,419	$1.11505	to	$1.13724	$2,701	2.98%	0.60%	to	0.90%	-44.56%	to	-44.39%
December 31, 2007	2,889	$2.01130	to	$2.04511	$5,816	1.89%	0.60%	to	0.90%	17.03%	to	17.38%

	AST Marsico Capital Growth Portfolio (available May 1st, 2008)
December 31, 2011	15	$9.12944	to	$9.22964	$133	0.26%	0.60%	to	0.90%	-1.80%	to	-1.50%
December 31, 2010	15	$9.29647	to	$9.37061	$142	0.56%	0.60%	to	0.90%	18.68%	to	19.04%
December 31, 2009	33	$7.83294	to	$7.87198	$255	0.55%	0.60%	to	0.90%	28.60%	to	28.98%
December 31, 2008	30	$6.09083	to	$6.10302	$183	0.31%	0.60%	to	0.90%	-39.73%	to	-39.61%

	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1st, 2008)
December 31, 2011	21	$10.63060	to	$10.74733	$225	0.00%	0.60%	to	0.90%	-2.57%	to	-2.28%
December 31, 2010	101	$10.91116	to	$10.99826	$1,108	0.00%	0.60%	to	0.90%	14.78%	to	15.12%
December 31, 2009	45	$9.50639	to	$9.55383	$432	0.00%	0.60%	to	0.90%	52.00%	to	52.46%
December 31, 2008	24	$6.25402	to	$6.26653	$152	0.13%	0.60%	to	0.90%	-38.57%	to	-38.44%

	AST Large-Cap Value Portfolio (available May 1st, 2008)
December 31, 2011	50	$7.73572	to	$7.82097	$386	1.31%	0.60%	to	0.90%	-5.04%	to	-4.75%
December 31, 2010	62	$8.14615	to	$8.21137	$503	1.03%	0.60%	to	0.90%	12.15%	to	12.48%
December 31, 2009	66	$7.26363	to	$7.30001	$477	2.82%	0.60%	to	0.90%	18.37%	to	18.72%
December 31, 2008	71	$6.13644	to	$6.14877	$436	1.74%	0.60%	to	0.90%	-39.72%	to	-39.60%

	AST Small-Cap Growth Portfolio (available May 1st, 2008)
December 31, 2011	54	$11.94595	to	$12.07721	$649	0.00%	0.60%	to	0.90%	-1.86%	to	-1.57%
December 31, 2010	155	$12.17259	to	$12.26979	$1,891	0.23%	0.60%	to	0.90%	35.20%	to	35.60%
December 31, 2009	138	$9.00344	to	$9.04834	$1,243	0.05%	0.60%	to	0.90%	32.71%	to	33.11%
December 31, 2008	128	$6.78407	to	$6.79773	$871	0.00%	0.60%	to	0.90%	-33.14%	to	-33.00%

	AST PIMCO Total Return Bond Portfolio (available December 7th, 2009)
December 31, 2011	562	$10.84440	to	$10.91145	$6,101	1.79%	0.60%	to	0.90%	2.26%	to	2.56%
December 31, 2010	613	$10.60498	to	$10.63896	$6,506	1.82%	0.60%	to	0.90%	6.76%	to	7.08%
December 31, 2009	636	$9.93371	to	$9.93597	$6,315	0.00%	0.60%	to	0.90%	-0.57%	to	-0.55%

	AST Wellington Management Hedged Equity Portfolio (available November 16th, 2009)
December 31, 2011	109	$11.10187	to	$11.17269	$1,207	0.31%	0.60%	to	0.90%	-4.32%	to	-4.03%
December 31, 2010	113	$11.60267	to	$11.64196	$1,306	0.49%	0.60%	to	0.90%	13.61%	to	13.95%
December 31, 2009	114	$10.21245	to	$10.21653	$1,164	0.00%	0.60%	to	0.90%	0.01%	to	0.05%

	AST Balanced Asset Allocation Portfolio (available November 16th, 2009)
December 31, 2011	120	$11.02843	to	$11.09867	$1,327	0.59%	0.60%	to	0.90%	-2.10%	to	-1.81%
December 31, 2010	113	$11.26449	to	$11.30269	$1,278	0.78%	0.60%	to	0.90%	11.31%	to	11.64%
December 31, 2009	83	$10.11979	to	$10.12386	$840	0.00%	0.60%	to	0.90%	-0.21%	to	-0.17%

	AST Preservation Asset Allocation Portfolio (available November 23rd, 2009)
December 31, 2011	46	$10.98823	to	$11.05766	$502	0.91%	0.60%	to	0.90%	0.10%	to	0.39%
December 31, 2010	52	$10.97772	to	$11.01429	$576	1.41%	0.60%	to	0.90%	9.58%	to	9.91%
December 31, 2009	50	$10.01755	to	$10.02101	$506	0.00%	0.60%	to	0.90%	-0.19%	to	-0.15%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2011	145	$9.21410	to	$9.23263	1,338	0.00%	0.60%	to	0.90%	-7.86%	to	-7.67%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

A24

Note 7:	Financial Highlights (Continued)

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Prudential Variable Appreciable Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees are charged at an effective annual rate of up to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded. Charges deducted from premium payments range from 0% to 41.5%, except that PVAL and CVAL Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from $0 to $5 per $1,000 of basic insurance amount plus 0% to 50% of the first year’s annual premium, except for PVUL1 Contracts, where the fees range from 0% to 26% of the lesser of target level premiums and actual premiums paid plus a range of $0 to the lesser of $5 per $1,000 of basic insurance amount and $500.

•	The Account charges a Guaranteed Death Benefit fee of $0.01 per $1,000 of basic insurance amount.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $0 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

A25

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A26

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
The Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Appreciable Account at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2012

A27

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2011 and 2010 (in millions, except share amounts)

	2011	2010
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2011-$112,265; 2010- $111,314)	$123,027	$116,558
Trading account assets supporting insurance liabilities, at fair value	17,749	16,037
Other trading account assets, at fair value	5,055	5,177
Equity securities, available for sale, at fair value (cost: 2011-$4,153; 2010-$4,243)	4,917	5,432
Commercial mortgage and other loans	28,787	26,647
Policy loans	8,077	8,036
Other long-term investments (includes $366 and $258 measured at fair value under the fair value
option at December 31, 2011 and 2010, respectively.)	3,824	3,485
Short-term investments and other	5,329	3,221
Total investments	196,765	184,593
Cash and cash equivalents	4,428	3,329
Accrued investment income	1,635	1,615
Deferred policy acquisition costs	8,505	8,267
Other assets	7,677	12,623
Due from parent and affiliates	6,919	4,333
Separate account assets	174,740	159,204
Total Assets	$400,669	$373,964

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$82,349	$78,821
Policyholders' account balances	75,051	73,256
Policyholders' dividends	5,639	3,297
Securities sold under agreements to repurchase	6,031	5,885
Cash collateral for loaned securities	2,847	1,929
Income taxes	4,142	3,170
Short-term debt	1,255	1,488
Long-term debt	10,101	8,454
Other liabilities	5,748	10,397
Due to parent and affiliates	10,882	6,781
Separate account liabilities	174,740	159,204
Total liabilities	378,785	352,682

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding
at December 31, 2011 and 2010	2	2
Additional paid-in capital	18,282	18,275
Accumulated other comprehensive income (loss)	2,693	1,244
Retained earnings	897	1,738
Total Prudential Insurance Company of America's equity	21,874	21,259
Noncontrolling interests	10	23
Total equity	21,884	21,282
TOTAL LIABILITIES AND EQUITY	$400,669	$373,964

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2011, 2010 and 2009 (in millions)

	2011	2010	2009
REVENUES
Premiums	$10,586	$10,229	$9,633
Policy charges and fee income	2,574	2,197	2,090
Net investment income	8,762	8,680	8,580
Other income	1,937	1,571	2,488
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,913)	(2,655)	(3,337)
Other-than-temporary impairments on fixed maturity securities transferred to
Other Comprehensive Income	1,664	2,261	2,004
Other realized investment gains (losses), net	1,614	1,657	(1,262)
Total realized investment gains (losses), net	1,365	1,263	(2,595)
Total revenues	25,224	23,940	20,196

BENEFITS AND EXPENSES
Policyholders' benefits	12,623	11,918	11,047
Interest credited to policyholders' account balances	3,146	3,314	3,648
Dividends to policyholders'	2,600	2,101	1,257
Amortization of deferred policy acquisition costs	1,456	475	483
General and administrative expenses	4,269	3,343	3,355
Total benefits and expenses	24,094	21,151	19,790

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,130	2,789	406
Income taxes:
Current	266	(267)	200
Deferred	162	1,094	(599)
Total income tax expense (benefit)	428	827	(399)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	702	1,962	805
Equity in earnings of operating joint ventures, net of taxes	156	46	1,487
INCOME (LOSS) FROM CONTINUING OPERATIONS	858	2,008	2,292
Income from discontinued operations, net of taxes	15	31	20
NET INCOME (LOSS)	873	2,039	2,312
Less: Income attributable to noncontrolling interests	(13)	1	1
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$886	$2,038	$2,311

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity
Years Ended December 31, 2011, 2010 and 2009 (in millions)

					Total
				Accumulated	Prudential
		Additional	Retained	Other	Insurance Company
	Common	Paid-in	Earnings	Comprehensive	of America	Noncontrolling	Total
	Stock	Capital	(Deficit)	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045	$21	$11,066
Capital contribution from parent	-	415	-	-	415	-	415
Assets purchased/transferred from affiliates	-	256	-	-	256	-	256
Long-term stock-based compensation program	-	(9)	-	-	(9)	-	(9)
Impact on Company's investment in Wachovia
Securities	-	(109)	-	-	(109)	-	(109)
Impact of adoption of guidance for other-than-
temporary impairments of debt
securities, net of taxes	-	-	575	(575)	-	-	-
Comprehensive income:
Net income	-	-	2,311	-	2,311	1	2,312
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				6	6	-	6
Change in net unrealized investment gains (losses)				7,332	7,332	-	7,332
Change in pension and postretirement
unrecognized net periodic benefit cost				(620)	(620)	-	(620)
Other comprehensive income					6,718	-	6,718
Total comprehensive income					9,029	1	9,030

Balance, December 31, 2009	2	18,372	2,700	(447)	20,627	22	20,649
Dividends to parent	-	-	(3,000)	-	(3,000)	-	(3,000)
Assets purchased/transferred from affiliates	-	(96)	-	-	(96)	-	(96)
Long-term stock-based compensation program	-	(1)	-	-	(1)	-	(1)
Comprehensive loss:
Net income (loss)	-	-	2,038	-	2,038	1	2,039
Other comprehensive income (loss), net of tax:
Change in foreign currency translation
adjustments				2	2	-	2
Change in net unrealized investment gains				1,361	1,361	-	1,361
Change in pension and postretirement
unrecognized net periodic benefit cost				328	328	-	328
Other comprehensive loss					1,691	-	1,691
Total comprehensive income (loss)					3,729	1	3,730

Balance, December 31, 2010	2	18,275	1,738	1,244	21,259	23	21,282
Dividends to parent	-	-	(1,727)	-	(1,727)	-	(1,727)
Long-term stock-based compensation program	-	7	-	-	7	-	7
Comprehensive income:
Net income	-	-	886	-	886	(13)	873
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				(27)	(27)	-	(27)
Change in net unrealized investment gains				1,646	1,646	-	1,646

See Notes to Consolidated Financial Statements

Change in pension and postretirement
unrecognized net periodic benefit cost								(170)	(170)		-		(170)
Other comprehensive income										1,449		-			1,449
Total comprehensive income											2,335	(13)		2,322
Balance, December 31, 2011	$2	$18,282	$897	$2,693	$21,874	$10	$21,884

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009 (in millions)
				Retated
	2011			2010			2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)		$873	$2,039		$2,312
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,364)		(1,263)			2,595
Policy charges and fee income	(751)		(729)			(824)
Interest credited to policyholders' account balances	3,147		3,314			3,648
Depreciation and amortization	(206)		(264)			(53)
(Gains) losses on trading account assets supporting insurance liabilities, net	(385)		(468)			(1,533)
Gain on sale of joint venture in Wachovia Securities	-		-			(2,247)
Change in:
Deferred policy acquisition costs	(392)		(1,103)			(569)
Future policy benefits and other insurance liabilities	1,735		1,790			(218)
Other trading account assets	563		(1,369)			(407)
Income taxes	(197)		(188)			(90)
Other, net	2,120		2,808			523
Cash flows from operating activities	5,143		4,567			3,137
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	25,501		21,002			26,552
Equity securities, available for sale	2,346		1,676			765
Trading account assets supporting insurance liabilities and other trading account assets	21,082		37,880			37,183
Commercial mortgage and other loans	3,797		3,794			3,321
Policy loans	890		897			968
Other long-term investments	354		622			295
Short-term investments	14,103		12,685			14,604
Payments for the purchase/origination of:
Fixed maturities, available for sale	(25,799)		(26,662)			(24,194)
Equity securities, available for sale	(2,100)		(1,587)			(827)
Trading account assets supporting insurance liabilities and other trading account assets	(22,439)		(38,796)			(37,522)
Commercial mortgage and other loans	(5,838)		(4,090)			(2,336)
Policy loans	(611)		(660)			(778)
Other long-term investments	(824)		(636)			(399)
Short-term investments	(13,827)		(11,589)			(15,449)
Proceeds from sale of joint venture in Wachovia Securities		-	-		4,500
Due to/from parent and affiliates		(1,358)	1,401		(982)
Other, net		110	62		(461)
Cash flows from (used in) investing activities	(4,613)		(4,001)			5,240
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits		15,467	15,542		16,883
Policyholders' account withdrawals		(15,565)	(16,478)		(19,052)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities		1,065	(724)		(2,257)
Net change in financing arrangements (maturities 90 days or less)		37	491		(3,327)
Proceeds from the issuance of debt (maturities longer than 90 days)		2,793	2,343		1,929
Repayments of debt (maturities longer than 90 days)		(1,473)	(2,702)		(3,259)
Excess tax benefits from share-based payment arrangements		12	4		2
Capital contribution from parent		-	-		-
Dividends to parent		(1,630)	(3,000)		-
Other, net		(122)	176		(289)
Cash flows from (used in) financing activities	584		(4,348)			(9,370)
Effect of foreign exchange rate changes on cash balances		(15)	(28)		9

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		1,099	(3,810)		(984)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR		3,329	7,139		8,123
CASH AND CASH EQUIVALENTS, END OF YEAR		$4,428	$3,329		$7,139

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)		$355	$(56)		$492
Interest paid		$306	$313		$388

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company's investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax		$-	$-		$(109)

See Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading, which was sold in 2011.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statement of Cash Flows for the year ended December 31, 2010 has been restated to reclass dividends paid to Parent from 'Other - Net' Operating activities to 'Dividends to Parent' Financing activities. As a result of the restatement, previously reported sources of cash from operating activities and uses of cash in financing activities were increased for the year ended December 31, 2010.

Year ended December 31, 2010
(in millions)
Cash flows from operating activities:
As originally reported	$1,567
Impact of restatement	3,000
Restated	$4,567

Cash flows from financing activities:
As originally reported	$(1,348)
Impact of restatement	(3,000)
Restated	$(4,348)

The restatement had no impact on the net change in cash and cash equivalents within the Consolidated Statements of Cash Flows or on the Consolidated Statements of Operations, Financial Position or Equity.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not as those that would result from transactions among related parties. The Company has evaluated subsequent events through March 31, 2012, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees;  pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Out of Period Adjustment

For the year ended December 31, 2011, the Company recorded an out of period adjustment that increased “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” by $99 million. The adjustment is related to the capitalization of acquisition costs (expense allowance) associated with an affiliated reinsurance arrangement. The Company, which is the assuming company, had been using an approximation method for determining the amount of acquisition costs to capitalize. However, the Company should have been capitalizing all of the payments to the affiliated ceding company. This adjustment also increased the deferred policy acquisition cost asset by the same amount.  The correction is not material to any previously reported financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.” Interest and dividend income from these investments is reported in “Net investment income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information.  In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring.  These restructurings generally include one or more of the following:  full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff  or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

 In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

 In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

 “Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”  The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities,  allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under “Future Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs,” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to estimated gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets,  trade receivables, value of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include  the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts.VOBA represents an adjustment to the state value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and income benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with recently issued accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any. Further details of this recently issued guidance are provided under “Adoption of New Accounting Pronouncements,” below.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

 Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of  net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring.  This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption.  The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In December 2010, the FASB issued authoritative guidance for business combinations that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 19.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 5.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009.  It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented.  The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In December 2011, the FASB issued updated guidance clarifying the accounting for when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. This new guidance is effective for annual reporting periods beginning on or after June 15, 2012, and interim reporting periods within those years, and should be applied prospectively. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued updated guidance deferring the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. Companies are still required to adopt the other requirements of the updated guidance. This updated guidance, with the exception of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income, is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements.  The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements.  This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date.  The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company’s cash flows.

3. ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2011	2010	2009

	(in millions)
Global Commodities business(1)	$22	$30	$28
Real estate investments sold or held for sale(2)	(1)	12	1
Other(3)	-	-	(1)
Income from discontinued operations before income taxes	21	42	28
Income tax benefit	6	11	8
Income from discontinued operations, net of taxes	$15	$31	$20

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $14 million and $2 million, respectively, at December 31, 2011 and $15 million and $3 million, respectively, at December 31, 2010.

(1)
On April 6, 2011, the Company entered into a stock and asset purchase agreement with Jefferies Group, Inc. (“Jefferies”), pursuant to which the Company agreed to sell to Jefferies all of the issued and outstanding shares of capital stock of the Company’s subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business. Subsidiaries included in the sale are Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd.  On July 1, 2011, the Company completed the sale and received cash proceeds of $422 million, which includes a final purchase price true-up of $2 million received post closing. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax expense of $1 million.

(2)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(3)	Includes the results of the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc as well as the Company’s healthcare business.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

                                                    B-22

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2011

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI (3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$8,144	$2,155	$-	$10,299	$-
Obligations of U.S. states and their political
subdivisions	2,059	353	1	2,411	-
Foreign government bonds	1,718	384	6	2,096	1
Corporate securities	73,822	9,008	550	82,280	(19)
Asset-backed securities(1)	10,912	120	1,703	9,329	(1,122)
Commercial mortgage-backed securities	9,934	618	10	10,542	-
Residential mortgage-backed securities(2)	5,676	415	21	6,070	(12)
Total fixed maturities, available for sale	$112,265	$13,053	$2,291	$123,027	$(1,152)
Equity securities, available for sale	$4,153	$948	$184	$4,917

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings.  Amount excludes $182 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2010

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI(3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$9,467	$639	$264	$9,842	$-
Obligations of U.S. states and their political
subdivisions	1,792	32	47	1,777	-
Foreign government bonds	1,846	351	9	2,188	1
Corporate securities	69,547	5,581	625	74,503	(30)
Asset-backed securities(1)	11,359	157	1,542	9,974	(1,305)
Commercial mortgage-backed securities	10,525	607	19	11,113	-
Residential mortgage-backed securities(2)	6,778	400	17	7,161	(13)
Total fixed maturities, available for sale	$111,314	$7,767	$2,523	$116,558	$(1,347)
Equity securities, available for sale	$4,243	$1,240	$51	$5,432

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings.  Amount excludes $540 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available for Sale
	Amortized	Fair
	Cost	Value

	(in millions)
Due in one year or less	$4,768	$4,816
Due after one year through five years	22,512	23,857
Due after five years through ten years	26,030	29,212
Due after ten years	32,433	39,201
Asset-backed securities	10,912	9,329
Commercial mortgage-backed securities	9,934	10,542
Residential mortgage-backed securities	5,676	6,070
Total	$112,265	$123,027

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009

	(in millions)
Fixed maturities, available for sale
Proceeds from sales	$12,493	$7,807	$12,133
Proceeds from maturities/repayments	12,742	13,216	14,295
Gross investment gains from sales, prepayments, and maturities	797	580	510
Gross investment losses from sales and maturities	(102)	(51)	(303)

Equity securities, available-for-sale
Proceeds from sales	$2,349	$1,659	$783
Gross Investment gains from sales	439	308	182
Gross Investment losses from sales	(135)	(40)	(31)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on
fixed maturities recognized in earnings (1)	$(249)	$(394)	$(1,333)
Writedowns for impairments on equity securities	(30)	(40)	(724)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31,
	2011	2010

	(in millions)

Balance, beginning of period	$1,154	$1,520
Credit losses remaining in retained earnings related to adoption of new
Credit loss impairments previously recognized on securities which matured, paid down,
prepaid or were sold during the period	(252)	(280)
Credit loss impairments previously recognized on securities impaired to fair value during
the period(1)	(29)	(329)
Credit loss impairment recognized in the current period on securities not previously impaired	29	17
Additional credit loss impairments recognized in the current period on securities
previously impaired	260	190
Increases due to the passage of time on previously recorded credit losses	53	88
Accretion of credit loss impairments previously recognized due to an increase in
cash flows expected to be collected	(22)	(52)
Balance, end of period	$1,193	$1,154

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2011		2010

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Short-term investments and cash equivalents	$951	$951	$697	$697
Fixed maturities:
Corporate securities	10,123	10,861	9,472	10,006
Commercial mortgage-backed securities	2,157	2,247	2,352	2,407
Residential mortgage-backed securities(1)	1,786	1,845	1,350	1,363
Asset-backed securities(2)	1,504	1,367	1,158	1,030
Foreign government bonds	100	106	97	101
U.S. government authorities and agencies and obligations of U.S.
states	320	360	366	360
Total fixed maturities	15,990	16,786	14,795	15,267
Equity securities	17	12	90	73
Total trading account assets supporting insurance liabilities	$16,958	$17,749	$15,582	$16,037

(1)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” was $336 million, $372 million and $1,564 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

2011		2010
Amortized	Fair	Amortized	Fair
Cost	Value	Cost	Value

	(in millions)
Fixed Maturities:
Asset-backed securities	271	272	168	175
Corporate securities	151	164	151	164
Commercial mortgage-backed securities	51	51	50	52
U.S. government authorities and agencies and obligations
of U.S. states	23	12	200	202
Total fixed maturities	496	499	569	593
Equity securities	207	211	209	226
Subtotal	$703	$710	$778	$819

Derivative instruments		4,345		4,358
Total other trading account assets	$703	$5,055	$778	$5,177

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $(34) million, $7 million and $78 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2011		2010
	Amount	% of	Amount	% of
	(in millions)	Total	(in millions)	Total

Commercial and Agricultural mortgage loans by property type:
Office buildings	$5,790	20.0%	$5,259	19.6%
Retail stores	6,804	23.6	5,900	22.0
Apartments/Multi-Family	4,027	13.9	4,071	15.1
Industrial buildings	6,415	22.2	6,079	22.6
Hospitality	1,420	4.9	1,511	5.6
Other	2,459	8.5	2,235	8.3

Total commercial mortgage loans	26,915	93.1	25,055	93.2

Agricultural property loans	1,988	6.9	1,837	6.8
Total commercial mortgage and agricultural loans	28,903	100.0%	26,892	100.0%
Valuation allowance	(267)		(374)

Total net commercial mortgage and agricultural loans	28,636		26,518

Other loans
Uncollateralized loans	145		121
Residential property loans	7		8
Other collateralized loans	-		-

Total other loans	152		129
Valuation allowance	(1)		-

Total net other loans	151		129

Total commercial mortgage and other loans	$28,787		$26,647

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (28%), New York (11%) and Texas (7%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2011(1)
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year	$366	$8	$-	$-	$-	$374
Addition to / (release of) allowance of
losses	(112)	5	-	-	1	(106)
Charge-offs, net of recoveries	-	-	-	-	-	-
Change in foreign exchange	-	-	-	-	-	-
Allowance for losses, end of year	$254	$13	$-	$-	$1	$268

	2010 (1)
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year	$478	$-	$-	$-	$1	$479
Addition to / (release of) allowance of
losses	(112)	8	-	-	(1)	(105)
Charge-offs, net of recoveries	-	-	-	-	-	-
Change in foreign exchange	-	-	-	-	-	-
Allowance for losses, end of year	$366	$8	$-	$-	$-	$374

						2009 (1)
						Total
						(in millions)
Allowance for losses, beginning of year						$168
Addition to / (release of) allowance of losses						411
Charge-offs, net of recoveries						(100)
Change in foreign exchange						-
Allowance for losses, end of year						$479

(1)
Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by the FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

2011
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending balance: individually evaluated
for impairment	$88	$6	$-	$-	$-	$94

Ending balance: collectively evaluated
for impairment	166	7	-	-	1	174
Ending balance: loans acquired with
deteriorated credit quality	-	-	-	-	-	-
Total ending balance	$254	$13	$-	$-	$1	$268

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$715	$36	$-	$-	$-	$751
Ending balance gross of reserves:
collectively evaluated for impairment	26,200	1,952	7	-	145	28,304
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	-	-	-	-	-	-
Total ending balance, gross of reserves	$26,915	$1,988	$7	$-	$145	$29,055

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	2010
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending balance: individually evaluated
for impairment	$141	$-	$-	$-	$-	$141
Ending balance: collectively evaluated
for impairment	225	8	-	-	-	233
Ending balance: loans acquired with
deteriorated credit quality	-	-	-	-	-	-
Total ending balance	$366	$8	$-	$-	$-	$374

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$845	$31	$-	$-	$-	$876
Ending balance gross of reserves:
collectively evaluated for impairment	24,210	1,806	8	-	121	26,145
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	-	-	-	-	-	-
Total ending balance, gross of reserves	$25,055	$1,837	$8	$-	$121	$27,021

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2011 are as follows:

Impaired Commercial Mortgage and Other Loans
	Year Ended December 31, 2011

				Average
				Recorded
		Unpaid		Investment	Interest
	Recorded	Principal	Related	Before	Income
	Investment (1)	Balance	Allowance	Allowance (2)	Recognized (3)

	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Hospitality	-	-	-	22	-
Total commercial mortgage loans	-	-	-	22	-

Agricultural property loans	-	-	-	1	-
Total with no related allowance	$-	$-	$-	$23	$-

With an allowance recorded:
Commercial mortgage loans:
Industrial	$54	$54	$19	$33	$1
Retail	32	32	-	69	-
Office	39	39	3	31	-

Apartments/Multi-Family	19	19	3	31	1
Hospitality	129	129	55	168	-
Other	39	39	8	51	1
Total commercial mortgage loans	312	312	88	383	3

Agricultural property loans	10	10	6	7	(1)
Total with related allowance	$322	$322	$94	$390	$2

Total:
Commercial mortgage loans	$312	$312	$88	$406	$2
Agricultural property loans	10	10	6	8	-
Total	$322	$322	$94	$414	$2

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

Impaired Commercial Mortgage and Other Loans
	Year Ended December 31, 2010
		Unpaid
	Recorded	Principal	Related
	Investment (1)	Balance	Allowance

	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Industrial	$-	$-	$-
Retail	-	-	-
Office	-	-	-
Apartments/Multi-Family	-	-	-
Hospitality	64	64	-
Other	-	-	-
Total commercial mortgage loans	$64	$64	$-

Agricultural property loans	$1	1	-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-
Total with no related allowance	$1	$1	$-

With an allowance recorded:
Commercial mortgage loans:
Industrial	$18	$18	$18
Retail	102	102	16
Office	28	28	7
Apartments/Multi-Family	47	47	6
Hospitality	194	194	76
Other	60	60	18

Total commercial mortgage loans	$449	$449	$141

Agricultural property loans	$-	$-	$-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-
Total with related allowance	$-	$-	$-

Total:
Commercial mortgage loans	$513	$513	$141
Agricultural property loans	1	1	-
Residential property loans	-	-	-
Other collateralized loans	-	-	-
Uncollateralized loans	-	-	-
Total	$514	$514	$141

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $271 million for 2010. Net investment income recognized on these loans totaled $20 million for the year ended December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million for 2009. Net investment income recognized on these loans totaled $24 million for 2009. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial
	Buildings
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$544	$307	$198	$244	$14	$47	$1,354
50%-59.99%	283	82	294	246	53	43	1,001
60%-69.99%	757	275	350	287	322	105	2,096
70%-79.99%	175	85	136	400	358	95	1,249
80%-89.99%	-	-	-	106	56	236	398
90%-100%	19	-	-	-	-	156	175
Greater than 100%		16	-	-	-	7		119	142

Total Industrial		$1,794	$749	$978	$1,283	$810		$801	$6,415

Commercial Mortgage Loans - Retail
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$1,152	$241	$477	$85	$14	$3	$1,972
50%-59.99%	561	488	559	55	37	4	1,704
60%-69.99%	323	499	694	476	73	17	2,082
70%-79.99%	-	46	281	570	18	-	915
80%-89.99%	-	-	-	9	17	23	49
90%-100%	-	-	-	-	5	40	45
Greater than 100%		-	-	-	8	29		-	37
Total Retail		$2,036	$1,274	$2,011	$1,203	$193		$87	$6,804

Commercial Mortgage Loans - Office
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$1,688	$346	$176	$118	$5	$31	$2,364
50%-59.99%	425	103	196	180	16	10	930
60%-69.99%	530	361	70	431	51	27	1,470
70%-79.99%	64	-	24	15	612	14	729
80%-89.99%	-	-	-	114	52	54	220
90%-100%	-	-	-	-	-	17	17
Greater than 100%		-	-	17	31	8		4	60

Total Office		$2,707	$810	$483	$889	$744		$157	$5,790

Commercial Mortgage Loans - Apartments/Multi-Family
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$687	$166	$252	$141	$163	$51	$1,460
50%-59.99%	96	14	218	147	57	31	563
60%-69.99%	166	10	259	279	65	88	867
70%-79.99%	67	77	111	511	83	44	893
80%-89.99%	-	-	-	27	-	42	69
90%-100%	-	-	-	-	-	67	67
Greater than 100%		-	-	-	-	-		108	108
Total Multi Family/Apartment		$1,016	$267	$840	$1,105	$368		$431	$4,027

Commercial Mortgage Loans - Hospitality
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$134	$151	$-	$115	$22	$-	$422
50%-59.99%	51	-	-	9	57	-	117
60%-69.99%	-	-	45	348	11	-	404
70%-79.99%	6	-	-	-	118	61	185
80%-89.99%	-	-	72	46	27	36	181
90%-100%	-	-	-	-	19	15	34
Greater than 100%		-	-	-	-	-		77	77

Total Hospitality		$191	$151	$117	$518	$254		$189	$1,420

Commercial Mortgage Loans - Other
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$295	$31	$3	$74	$1	$1	$405
50%-59.99%	49	185	14	7	-	-	255
60%-69.99%	111	157	280	268	118	7	941
70%-79.99%	271	-	187	245	13	-	716
80%-89.99%	-	-	61	21	11	5	98
90%-100%	-	19	-	-	8	15	42
Greater than 100%		-	-	-	-	2		-	2

Total Other		$726	$392	$545	$615	$153		$28	$2,459

Commercial Mortgage Loans - Agricultural
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$375	$120	$334	$412	$153	$-	$1,394
50%-59.99%	70	108	8	37	-	3	226
60%-69.99%	155	4	179	-	-	-	338
70%-79.99%	-	-	-	-	-	-	-
80%-89.99%	-	-	-	-	-	-	-
90%-100%	-	-	-	-	-	30	30
Greater than 100%		-	-	-	-	-		-	-

Total Agricultural Property Loans		$600	$232	$521	$449	$153		$33	$1,988

Total Commercial Mortgage and Agricultural Loans
		Debt Service Coverage Ratio December 31, 2011
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$4,875	$1,362	$1,440	$1,189	$372	$133	$9,371
50%-59.99%	1,535	980	1,289	681	220	91	4,796
60%-69.99%	2,042	1,306	1,877	2,089	640	244	8,198
70%-79.99%	583	208	739	1,741	1,202	214	4,687
80%-89.99%	-	-	133	323	163	396	1,015
90%-100%	19	19	-	-	32	340	410
Greater than 100%		16	-	17	39	46		308	426
						-
Total Commercial Mortgage and
	Agricultural	$9,070	$3,875	$5,495	$6,062	$2,675		$1,726	$28,903

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.
Commercial Mortgage Loans - Industrial
	Buildings
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$616	$307	$184	$190	$15	$23	$1,335
50%-59.99%	304	59	145	178	45	49	780
60%-69.99%	355	89	485	366	180	113	1,588
70%-79.99%	71	76	528	504	193	200	1,572
80%-89.99%	-	-	17	136	88	255	496
90%-100%	-	-	-	-	46	131	177
Greater than 100%		16	-	-	7	-		108	131

Total Industrial		$1,362	$531	$1,359	$1,381	$567		$879	$6,079

Commercial Mortgage Loans - Retail
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$604	$328	$390	$87	$28	$4	$1,441
50%-59.99%	551	158	387	52	153	1	1,302
60%-69.99%	316	382	436	326	37	4	1,501
70%-79.99%	65	47	388	552	131	-	1,183
80%-89.99%	-	-	65	93	83	-	241
90%-100%	-	-	-	9	29	21	59
Greater than 100%		-	-	-	6	125		42	173

Total Retail		$1,536	$915	$1,666	$1,125	$586		$72	$5,900

Commercial Mortgage Loans - Office
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$1,743	$49	$310	$137	$17	$7	$2,263
50%-59.99%	182	197	192	106	46	17	740
60%-69.99%	136	222	103	156	16	46	679
70%-79.99%	16	-	79	172	589	1	857
80%-89.99%	-	-	-	371	39	25	435
90%-100%	-	-	-	-	174	48	222
Greater than 100%		-	-	-	28	17		18	63

Total Office		$2,077	$468	$684	$970	$898		$162	$5,259

Commercial Mortgage Loans - Apartments/Multi-Family
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$701	$184	$326	$178	$199	$56	$1,644
50%-59.99%	16	-	108	162	57	9	352
60%-69.99%	96	17	170	225	101	27	636
70%-79.99%	62	47	113	186	107	45	560
80%-89.99%	-	-	44	43	254	100	441
90%-100%	20	-	-	-	10	120	150
Greater than 100%		-	-	-	-	-		288	288

Total Multi Family/Apartment		$895	$248	$761	$794	$728		$645	$4,071

Commercial Mortgage Loans - Hospitality
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$143	$-	$128	$121	$-	$27	$419
50%-59.99%	21	-	-	-	-	-	21
60%-69.99%	-	36	52	156	59	11	314
70%-79.99%	-	-	6	243	-	-	249
80%-89.99%	-	-	72	-	71	101	244
90%-100%	-	-	-	-	-	87	87
Greater than 100%		-	-	-	46	32		99	177

Total Hospitality		$164	$36	$258	$566	$162		$325	$1,511

Commercial Mortgage Loans - Other
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$338	$-	$10	$18	$1	$1	$368
50%-59.99%	40	14	25	59	-	-	138
60%-69.99%	57	193	37	424	123	7	841
70%-79.99%	3	67	188	72	74	-	404
80%-89.99%	133	-	45	136	10	6	330
90%-100%	-	-	-	-	-	-	-
Greater than 100%		-	-	-	38	24		92	154

Total Other		$571	$274	$305	$747	$232		$106	$2,235

Commercial Mortgage Loans - Agricultural
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$397	$107	$349	$477	$108	$6	$1,444
50%-59.99%	38	124	15	26	-	-	203
60%-69.99%	161	-	-	-	29	-	190
70%-79.99%	-	-	-	-	-	-	-
80%-89.99%	-	-	-	-	-	-	-
90%-100%	-	-	-	-	-	-	-
Greater than 100%		-	-	-	-	-		-	-

Total Agricultural Property Loans		$596	$231	$364	$503	$137		$6	$1,837

Total Commercial Mortgage and Agricultural Loans
		Debt Service Coverage Ratio December 31, 2010
		Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X		Grand Total

Loan-to-Value Ratio		(in millions)
0%-49.99%	$4,542	$975	$1,697	$1,208	$368	$124	$8,914
50%-59.99%	1,152	552	872	583	301	76	3,536
60%-69.99%	1,121	939	1,283	1,653	545	208	5,749
70%-79.99%	217	237	1,302	1,729	1,094	246	4,825
80%-89.99%	133	-	243	779	545	487	2,187
90%-100%	20	-	-	9	259	407	695
Greater than 100%		16	-	-	125	198		647	986
Total Commercial Mortgage and
	Agricultural	$7,201	$2,703	$5,397	$6,086	$3,310		$2,195	$26,892

See Note 2 for further discussion regarding the credit quality of other loans.

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2011
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage
		30-59 Days	60-89 Days	Day -	Day - Not	Total Past Due	and other
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans

	(in millions)
Commercial mortgage loans:
Industrial	$6,413	$-	$2	$-	$-	$2	$6,415
Retail	6,799	-	-	-	5	5	6,804
Office	5,769	5	-	-	16	21	5,790
Apartments/Multi-Family	3,981	-	-	-	46	46	4,027
Hospitality	1,420	-	-	-	-	-	1,420
Other	2,409	13	10	-	27	50	2,459
Total commercial mortgage loans	$26,791	$18	$12	$-	$94	$124	$26,915

Agricultural property loans	$1,956	$-	$1	$1	$30	$32	$1,988
Residential property loans	1	5	-	-	1	6	7
Other collateralized loans	-	-	-	-	-	-	-
Uncollateralized loans	145	-	-	-	-	-	145
Total	$28,893	$23	$13	$1	$125	$162	$29,055

	As of December 31, 2010
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage
		30-59 Days	60-89 Days	Day -	Day - Not	Total Past Due	and other
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans

	(in millions)
Commercial mortgage loans:
Industrial	$6,079	$-	$-	$-	$-	$-	$6,079
Retail	5,834	61	-	-	5	66	5,900
Office	5,237	22	-	-	-	22	5,259
Apartments/Multi-Family	4,070	-	-	-	1	1	4,071
Hospitality	1,405	11	10	-	85	106	1,511
Other	2,165	17	-	-	53	70	2,235
Total commercial mortgage loans	$24,790	$111	$10	$-	$144	$265	$25,055

Agricultural property loans	$1,805	$2	$-	$-	$30	$32	$1,837
Residential property loans	3	4	-	-	1	5	8
Other collateralized loans	-	-	-	-	-	-	-
Uncollateralized loans	121	-	-	-	-	-	121
Total	$26,719	$117	$10	$-	$175	$302	$27,021

See Note 2 for further discussion regarding nonaccrual status loans. The following table sets forth commercial mortgage and other loans on nonaccrual status, based upon the recorded investment gross of allowance for credit losses, for the years ended December 31.

	2011	2010

	(in millions)
Commercial mortgage loans:
Industrial	$54	$43
Retail	16	102
Office	47	44
Apartments/Multi-Family	46	49
Hospitality	156	258
Other	60	77
Total commercial mortgage loans	379	573

Agricultural property loans	35	30
Residential property loans	1	1
Other collateralized loans	-	-
Uncollateralized loans	-	-

Total	$415	$604

The following table sets forth the commercial mortgage and other loans acquired and sold for the year ended December 31, 2011:

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

(in millions)
Acquired(1)	$-	$-	$-	$-	$-	$-
Sold(2)	-	-	-	2	-	2

(1)	Reported at purchase price of commercial mortgage and other loans acquired.
(2)	Reported at book value of commercial mortgage and other loans sold.

The following tables provide information about commercial mortgage and other loans involved in a trouble debt restructuring as of the dates indicated.  The pre-modification outstanding recorded investment has been adjusted for any partial payoffs, and   the table excludes troubled debt restructurings where we have received assets, other than loans, in full satisfaction of the loan.  See Note 2 for additional information relating to the accounting for troubled debt restructurings.

	Three Months Ended December 31, 2011		Year Ended December 31, 2011
	Adjusted		Adjusted
	Pre-Modification	Post-Modification	Pre-Modification	Post-Modification
	Outstanding	Outstanding	Outstanding	Outstanding
	Recorded	Recorded	Recorded	Recorded
	Investment	Investment	Investment	Investment

	(in millions)
Commercial mortgage loans:
Industrial	$-	$-	$-	$-
Retail	-	-	106	94
Office	-	-	-	-
Apartments/Multi-Family	-	-	-	-
Hospitality	55	46	76	65
Other	35	30	63	49
Total commercial mortgage loans	90	76	245	208

Agricultural property loans	2	2	2	2
Residential property loans	-	-	-	-
Other collateralized loans	-	-	-	-
Uncollateralized loans	-	-	-	-

Total	$92	$78	$247	$210
The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was less than $1 million as of December 31, 2011.

As of December 31, 2011, the Company committed to fund $5 million to borrowers that have been involved in a troubled debt restructuring.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2011	2010

	(in millions)
Joint ventures and limited partnerships:
Real estate related	$481	$421
Non-real estate related	2,567	2,261
Total joint ventures and limited partnerships	3,048	2,682
Real estate held through direct ownership	31	15
Other	745	788
Total other long-term investments	$3,824	$3,485

                                                    B-41

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2011	2010

	(in millions)

STATEMENT OF FINANCIAL POSITION
Investments in real estate	$4,365	$4,136
Investments in securities	13,139	10,454
Cash and cash equivalents	521	369
Receivables	292	192
Property and equipment	-	-
Other assets(1)	687	684

Total assets	$19,004	$15,835

Borrowed funds-third party	$1,830	$1,868
Borrowed funds-Prudential	-	49
Payables	271	275
Other liabilities(2)	1,486	1,606

Total liabilities	3,587	3,798
Partners' capital	15,417	12,037

Total liabilities and partners' capital	$19,004	$15,835

Total liabilities and partners' capital included above	$2,122	$2,208
Equity in limited partnership interests not included above	189	197
Carrying value	$2,311	$2,405

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2011	2010	2009

	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$805	$353	$(325)
Income from securities investments	1,228	1,104	9,529
Income from other	13	21	78
Interest expense	(87)	(108)	(460)
Depreciation	-	(4)	(7)
Management fees/salary expense	(109)	(95)	(4,409)
Other expenses	(136)	(533)	(4,563)
Net earnings(losses)	$1,714	$738	$(157)

Equity in net earnings (losses) included above(1)	$335	$89	$2,194
Equity in net earnings (losses) of limited partnership interests not included above	30	73	(28)
Total equity in net earnings(losses)	$365	$162	$2,166

(1)
The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in millions)
Fixed maturities, available-for-sale	$5,918	$5,945	$6,039
Fixed maturities, held-to-maturity	9	-	-
Equity securities, available-for-sale	204	215	216
Trading account assets	774	741	738
Commercial mortgage and other loans	1,670	1,644	1,653
Policy loans	466	469	479
Short-term investments and cash equivalents	14	18	69
Other long-term investments	94	19	(237)
Gross investment income	9,149	9,051	8,957
Less investment expenses	(387)	(371)	(377)
Net investment income	$8,762	$8,680	$8,580

Carrying value for non-income producing assets included in fixed maturities totaled $209 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31, were from the following sources:

	2011	2010	2009

	(in millions)
Fixed maturities	$447	$135	$(1,126)
Equity securities	275	228	(574)
Commercial mortgage and other loans	94	78	(358)
Investment real-estate	-	-	-
Joint ventures and limited partnerships	(10)	(31)	(39)
Derivatives(1)	549	848	(501)
Other	10	5	3
Realized investment gains (losses), net	$1,365	$1,263	$(2,595)

(1) Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2008	$-	$-	$-	$-	$-	$-
Cummulative impact of the adoption
of new authoritative guidance on
January 1, 2009	(1,012)	9	1		343	(659)
Net investment gains (losses) on
investments arising during the
period	565				(203)	362
Reclassification adjustment for (gains)
losses included in net income	925				(333)	592
Reclassification adjustment for OTTI
losses excluded from net income(1)	(1,630)				587	(1,043)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		156			(56)	100
Impact of net unrealized investment
(gains) losses on future policy
benefits			1		-	1
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				-	-	-
Balance, December 31, 2009	$(1,152)	$165	$2	$-	$338	$(647)
Net investment gains (losses) on
investments arising during the
period	3				(1)	2
Reclassification adjustment for (gains)
losses included in net income	393				(138)	255
Reclassification adjustment for OTTI
losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(158)			55	(103)
Impact of net unrealized investment
(gains) losses on future policy

benefits			(7)		2	(5)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				334	(117)	217
Balance, December 31, 2010	$(807)	$7	$(5)	$334	$157	$(314)
Net investment gains (losses) on
investments arising during the
period	(376)				132	(244)
Reclassification adjustment for (gains)
losses included in net income	265				(93)	172
Reclassification adjustment for OTTI
losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		-			-	-
Impact of net unrealized investment
(gains) losses on future policy
benefits			18		(6)	12
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				132	(46)	86
Balance, December 31, 2011	$(970)	$7	$13	$466	$162	$(322)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments(1)	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)
Cumulative impact of the adoption
of new authoritative guidance
on January 1, 2009	(320)	15	4	418	(33)	84
Net investment gains (losses) on
investments arising during the
period	11,564				(3,876)	7,688
Reclassification adjustment for (gains)
losses included in net income	797				(279)	518
Impact of net unrealized investment
(gains) losses on deferred policy	1,630				(587)	1,043
acquisition costs, deferred sales
inducements and valuation of
business acquired
Impact of net unrealized investment
(gains) losses on future policy		(1,943)			681	(1,262)
benefits
Impact of net unrealized investment
(gains) losses on policyholders'			(177)		62	(115)
dividends
Purchase of fixed maturities from an
affiliate				(850)	298	(552)
Balance, December 31, 2009	$3,200	$(441)	$(524)	$-	$(652)	$1,583
Net investment gains (losses) on
investments arising during the
period	5,089				(1,753)	3,336
Reclassification adjustment for (gains)
losses included in net income	(750)				262	(488)
Reclassification adjustment for OTTI
losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		10			(4)	6
Impact of net unrealized investment
(gains) losses on future policy
benefits			(411)		144	(267)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(2,450)	858	(1,592)
Balance, December 31, 2010	$7,590	$(431)	$(935)	$(2,450)	$(1,163)	$2,611

Net investment gains (losses) on
investments arising during the
period	6,019				(2,119)	3,900
Reclassification adjustment for (gains)
losses included in net income	(967)				338	(629)
Reclassification adjustment for OTTI
losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(276)			97	(179)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(401)		140	(261)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(1,863)	652	(1,211)
Balance, December 31, 2011	$12,694	$(707)	$(1,336)	$(4,313)	$(2,073)	$4,265

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2011	2010	2009

	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(970)	$(807)	$(1,152)
Fixed maturity securities, available for sale - all other	11,732	6,052	2,004
Equity securities, available for sale	764	1,189	860
Derivatives designated as cash flow hedges (1)	2	(174)	(242)
Other investments (2)	196	523	578
Net unrealized gains (losses) on investments	$11,724	$6,783	$2,048

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$495	$-	$-	$-	$495	$-
Obligations of U.S. states and their political
subdivisions	5	-	5	1	10	1
Foreign government bonds	42	2	22	4	64	6
Corporate securities	5,786	249	2,524	301	8,310	550
Commercial mortgage-backed securities	194	3	176	7	370	10
Asset-backed securities	2,482	33	3,839	1,670	6,321	1,703
Residential mortgage-backed securities	97	8	218	13	315	21
Total	$9,101	$295	$6,784	$1,996	$15,885	$2,291

	2010
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$3,275	$196	$294	$68	$3,569	$264
Obligations of U.S. states and their political
subdivisions	989	41	53	6	1,042	47
Foreign government bonds	50	3	37	6	87	9
Corporate securities	7,585	253	4,279	372	11,864	625
Commercial mortgage-backed securities	503	7	101	12	604	19
Asset-backed securities	1,247	15	5,073	1,527	6,320	1,542
Residential mortgage-backed securities	583	9	235	8	818	17
Total	$14,232	$524	$10,072	$1,999	$24,304	$2,523

The gross unrealized losses at December 31, 2011 and 2010 are composed of $1,117 million and $1,441 million related to high or highest quality securities based on NAIC or equivalent rating and $1,174 million and $1,082 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $1,721 million of the gross unrealized losses represented declines in value of greater than 20%, $270 million of which had been in that position for less than six months, as compared to $1,383 million at December 31, 2010, that represented declines in value of greater than 20%, $97 million of which had been in that position for less than six months. At December 31, 2011, the $1,996 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the public utilities sectors of the Company’s corporate securities. At December 31, 2010, the $1,999 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:
	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Equity securities, available-for-sale	$1,082	$184	$-	$-	$1,082	$184

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Equity securities, available-for-sale	$505	$44	$56	$7	$561	$51

At December 31, 2011, $113 million of the gross unrealized losses represented declines of greater than 20%, $108 million of which had been in that position for less than six months. At December 31, 2010, $17 million of the gross unrealized losses represented declines of greater than 20%, $12 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and 2010.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:
	2011	2010

	(in millions)
Fixed maturities(1)	$10,740	$10,010
Trading account assets supporting insurance liabilities	738	276
Other trading account assets	15	321
Separate account assets	4,073	4,082
Equity securities	276	334
Total securities pledged	$15,842	$15,023

(1)	Includes $4 million and $132 million of fixed maturity securities classified as short-term investments at December 31, 2011 and 2010, respectively.

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $15,462 million. Of this amount, $6,031 million was “Securities sold under agreements to repurchase,” $4,160 million was “Separate account liabilities,” $2,847 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $199 million was “Short-term debt,” and $1,500 million was “Policyholders’ account balances,”. As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $14,565 million. Of this amount, $5,885 million was “Securities sold under agreements to repurchase,” $4,082 million was “Separate account liabilities,” $1,929 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $275 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $169 million was “Other liabilities.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $2,077 million and $1,622 million at December 31, 2011 and 2010, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $21 million and $58 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $596 million and $694 million at December 31, 2011 and 2010, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $184 million and $630 million at December 31, 2011 and 2010, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston.  Restricted cash and securities of $34 million and $2,900 million at December 31, 2011 and 2010, respectively, were included in “Other assets.” The restricted cash and securities for December 31, 2010 primarily represent funds, associated with the sold Global Commodities Business, deposited by clients or accruing to clients as a result of trades or contracts.

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE.  The first relates to those VIE’s that have the characteristics of an investment company and for which certain other conditions are true.  These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity.  In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIE’s, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.  If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2011	2010

	(in millions)
Fixed maturities, available for sale	$-	$14
Trading account assets supporting insurance liabilities	8	9
Other long-term investments	14	6
Cash and cash equivalents	-	(2)
Separate account assets	-	4
Total assets of consolidated VIEs	$22	$31

Separate account liabilities	$-	$4

Total liabilities of consolidated VIEs	$-	$4

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $3,197 million and $3,509 million at December 31, 2011 and 2010, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $394 million and $389 million at December 31, 2011 and 2010, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,615 million and $3,813 million as of December 31, 2011 and 2010, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009.  The total assets of this VIE at December 31, 2011 and 2010 were approximately $1.0 billion and $1.5 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2011 and 2010 was $0.6 billion and $1.1 billion, respectively. The Company’s maximum exposure to loss was $0.6 billion and $1.1 billion as of December 31, 2011 and 2010, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs.  The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment.  The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $3,048 million and $2,683 million as of December 31, 2011 and 2010, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $2.6 billion and $5.0 billion as of December 31, 2011 and 2010, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $657 million and $746 million at December 31, 2011 and 2010, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2011	2010	2009

	(in millions)
Balance, beginning of year	$8,267	$7,314	$8,538
Capitalization of commissions, sales and issue expenses	1,973	1,578	1,053
Amortization	(1,455)	(475)	(483)
Change in unrealized investment gains and losses	(280)	(150)	(1,760)
Other (1)	-	-	(34)
Balance, end of year	$8,505	$8,267	$7,314

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination.

7.    INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income.  These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group, and prior to its sale on December 31, 2009, also included the Company’s investment in Wachovia Securities. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $126 million and $459 million, as of December 31, 2011 and 2010, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and since the fourth quarter of 2009 are trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $156 million, $46 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Dividends received from this investment were $3 million, $5 million and $5 million for the years ended December 31, 2011, 2010 and 2009, respectively. In December 2010, a consortium of investors including the Company sold approximately 16% of its holdings, resulting in a pre-tax gain of $66 million to the Company, and sold approximately 50% of its original holdings in 2011, resulting in a pre-tax gain of $237 million to the Company.

Former Investment in Wachovia Securities

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities (including Wells Fargo Advisors) to Wells Fargo. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $104 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

8. VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Balance, beginning of year	$277	$285	$437
Amortization(1)	(43)	(25)	(171)
Interest(2)	16	17	19
Balance, end of year	$250	$277	$285

(1)
The VOBA balance at December 31, 2011 was $250 million related to the insurance transactions associated with CIGNA. The weighted average remaining expected life was approximately 16 years for the VOBA related to CIGNA.

(2)
The interest accrual rates vary by product. The interest rates for the VOBA related to CIGNA were 7.10%, 7.00% and 6.90% for the years 2011, 2010 and 2009 respectively. The interest rate for VOBA related to Allstate for 2009 was 5.42%.

During the first quarter of 2009 the Company recognized impairments of $73 million VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods. There were no impairments during 2011 and 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2012	$5
2013	3
2014	3
2015	2
2016	2
2017 and thereafter	235
Total	$250
9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:
Goodwill

(in millions)

Balance at January 1, 2009:
Gross Goodwill	725
Accumulated Impairment Losses	-
Net Balance at January 1, 2009	725

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Gross Goodwill	727
Accumulated Impairment Losses	-
Net Balance at December 31, 2009	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Gross Goodwill	737
Accumulated Impairment Losses	-

Net Balance at December 31, 2010	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)
Net Balance at December 31, 2011	$-

(1) Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The test is performed only on the Financial Services Business reporting unit as this is the portion of the Company that contains 100% of the Company’s goodwill.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011.  There was an indication of impairment and accordingly, the second step of the test was performed.  Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011.  The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

There were no goodwill impairment charges during 2010 or 2009.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(39)	$136	$175	$(29)	$146
Other	19	(19)	-	22	(22)	-
Total	$194	$(58)	$136	$197	$(51)	$146

Amortization expense for other intangibles was $7 million, $13 million and $12 million for the years ending December 31, 2011, 2010 and 2009, respectively. Amortization expense for other intangibles is expected to be approximately $8 million in 2012, $12 million in 2013 and 2014 and $11 million in 2015 and 2016.

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2011	2010

(in millions)

Life insurance	$57,508	$57,147
Individual and group annuities and supplementary contracts	17,095	16,071
Other contract liabilities	5,204	3,231
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	79,807	76,449
Unpaid claims and claim adjustment expenses	2,542	2,372
Total future policy benefits	$82,349	$78,821

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 11% and 12% of direct individual life insurance in force at December 31, 2011 and 2010, respectively, and 72%, 73% and 76% of direct individual life insurance premiums for 2011, 2010 and 2009, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.9%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.0%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration, traditional, and non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,447 million and $2,001 million as of December 31, 2011 and 2010, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,432 million and $926 million as of December 31, 2011 and 2010, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

	2011	2010

	(in millions)
Individual annuities	$9,437	$9,247

Group annuities	23,124	21,712
Guaranteed investment contracts and guaranteed interest accounts	14,416	14,325
Funding agreements	5,324	6,166
Interest-sensitive life contracts	7,970	7,524
Dividend accumulation and other	14,780	14,282
Total policyholders' account balances	$75,051	$73,256

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2011 and 2010, are $3,244 million and $3,592 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.5% to 5.5%. Also included in funding agreements at December 31, 2011 and 2010 are $529 million and $1,005 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.  Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.   The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011		December 31, 2010
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death		At Annuitization / Accumulation (1)

Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$38,983	$21	$26,167		$24
Net amount at risk	$1,000	$1	$155		$6
Average attained age of contractholders	60 years	68 years	60 years		67 years

Minimum return or contract value
Account value	$20,788	$47,666	$20,211		$33,332
Net amount at risk	$4,026	$3,753	$3,088		$1,478
Average attained age of contractholders	66 years	60 years	66 years		60 years
Average period remaining until earliest
expected annuitization	N/A	1 year	N/A		1 year
________
(1) Includes income and withdrawal benefits as described herein.

	December 31, 2011		December 31, 2010
	Unadjusted Value	Adjusted Value	Unadjusted Value		Adjusted Value

Variable Annuity Contracts	(in millions)

Market value adjusted annuities
Account value	$830	$833	$911		$917

			December 31,
			2011	2010

			In the Event of Death
			(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value			$2,419		$2,392
General account value			$2,089		$1,790
Net amount at risk			$54,917		$51,500
Average attained age of contractholders			52 years		51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2011	2010

	(in millions)
Equity funds	$28,417	$26,851
Bond funds	24,501	12,667
Money market funds	3,426	3,250
Total	$56,344	$42,768

In addition to the amounts invested in separate account investment options above, $3,427 million at December 31, 2011 and $3,609 million at December 31, 2010 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.
	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at December 31, 2008	$86	$284	$247	$1,172
Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	-
Balance at December 31, 2009	143	115	194	58
Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	-
Balance at December 31, 2010	161	57	100	(348)
Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	-
Balance at December 31, 2011	$225	$138	$102	$1,091

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $30 million and $21 million as of December 31, 2011 and 2010, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain and risks that are not able to be hedged, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements.  For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

(in millions)
Balance at December 31, 2008	$297
Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)
Balance at December 31, 2009	315
Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3
Balance at December 31, 2010	551
Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3
Balance at December 31, 2011	$555

12.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2011 and 2010, the Company recognized a policyholder dividend obligation of $762 million and $126 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,847 million and $2,117 million at December 31, 2011 and 2010, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2011 and 2010.

On December 13, 2011 and December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2012 and 2011, respectively. On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflected the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2011	2010

	(in millions)
Closed Block Liabilities
Future policy benefits	$51,424	$51,632
Policyholders' dividends payable	902	909
Policyholders' dividend obligation	4,609	2,243
Policyholders' account balances	5,484	5,536
Other Closed Block liabilities	4,030	4,637
Total Closed Block Liabilities	66,449	64,957

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	42,024	41,044
Other trading account assets, at fair value	269	150
Equity securities, available-for-sale, at fair value	3,122	3,545
Commercial mortgage and other loans	8,322	7,827
Policy loans	5,296	5,377
Other long-term investments	2,080	1,662
Short-term investments	485	1,119
Total investments	61,598	60,724
Cash and cash equivalents	1,006	345
Accrued investment income	571	600
Other Closed Block assets	284	275
Total Closed Block Assets	63,459	61,944

Excess of reported Closed Block Liabilities over Closed Block Assets	2,990	3,013
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,836	2,092
Allocated to policyholder dividend obligation	(3,847)	(2,117)
Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,979	$2,988

Information regarding the policyholder dividend obligation is as follows:

	2011	2010

	(in millions)
Balance, January 1	$2,243	$-
Impact from earnings allocable to policyholder dividend obligation	636	126
Change in net unrealized investment gains (losses) allocated to policyholder dividend
obligation	1,730	2,117
Balance, December 31	$4,609	$2,243

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,918	$3,007	$3,250
Net investment income	2,976	2,994	2,907
Realized investment gains (losses), net	855	804	(1,219)
Other income	38	38	102

Total Closed Block revenues	6,787	6,843	5,040

Benefits and Expenses
Policyholders' benefits	3,482	3,512	3,762
Interest credited to policyholders' account balances	139	140	141
Dividends to policyholders	2,571	2,071	1,222
General and administrative expenses	519	540	568

Total Closed Block benefits and expenses	6,711	6,263	5,693

Closed Block revenues, net of Closed Block benefits and expenses, before
income taxes and discontinued operations	76	580	(653)
Income tax expense (benefit)	67	(38)	(63)
Closed Block revenues, net of Closed Block benefits and expenses and income
taxes, before discontinued operations	9	618	(590)
Income from discontinued operations, net of taxes	-	1	-
Closed Block revenues, net of Closed Block benefits and expenses, income taxes
and discontinued operations	$9	$619	$(590)

13.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 7% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2011	2010		2009

	(in millions)
Direct premiums	$10,416		$10,183	$9,866
Reinsurance assumed	1,555		1,368	1,164
Reinsurance ceded	(1,385)		(1,322)	(1,397)
Premiums	$10,586		$10,229	$9,633

Direct policy charges and fees	$2,540		$2,137	$2,020
Reinsurance assumed	124		140	140
Reinsurance ceded	(90)		(80)	(70)
Policy charges and fees	$2,574		$2,197	$2,090

Direct policyholder benefits	$12,511		$11,971	$11,485
Reinsurance assumed	1,448		1,225	959
Reinsurance ceded	(1,336)		(1,278)	(1,397)
Policyholders' benefits	$12,623		$11,918	$11,047

Reinsurance recoverables at December 31, are as follows:

		2011	2010

		(in millions)
Individual and group annuities (1)			$722	$1,075
Life Insurance			1,766	1,702
Other reinsurance			139	126
Total reinsurance recoverable			$2,627	$2,903

_________
(1)
Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $713 million and $1,068 million at December 31, 2011 and 2010, respectively.

 “Premiums” includes affiliated reinsurance assumed of $1,447 million, $1,224 million and $1,092 million and affiliated reinsurance ceded of $(117) million, $(111) million and $(111) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,169 million, $959 million and $823 million and affiliated reinsurance ceded of $(70) million, $(58) million and $(61) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“General and administrative expenses” include affiliated assumed expenses of $39 million, $147 million and $128 million for the years ended December 31, 2011, 2010, and 2009, respectively.

 “Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,187 million and $1,120 million at December 31, 2011 and 2010, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 62% of the reinsurance recoverable at December 31, 2011. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due from parent and affiliates” also include $886 million and $(387) million at December 31, 2011 and 2010, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $935 million, a loss of $484 million and a loss of $878 million for the years ended December 31, 2011, 2010, and 2009, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,140 million and $860 million at December 31, 2011 and 2010, respectively.

“Due to parent and affiliates” includes reinsurance payables of $4,704 million and $3,702 million at December 31, 2011 and 2010, respectively.

                                                    B-64

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2011	2010

	(in millions)
Commercial paper	$870	$874
Other notes payable(1)(2)	382	389
Current portion of long-term debt(3)	3	225
Total short-term debt	$1,255	$1,488

-------------------------------------

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $199 million and $275 million at December 31, 2011 and 2010, respectively, which are discussed in more detail below.
(2)
Includes notes due to related parties of $181 million and $112 million at December 31, 2011 and 2010, respectively.  The related party notes payable have variable interest rates ranging from 0.4% to 2.1% in 2011 and 0.6% to 1.7% in 2010.

(3)	Includes notes due to related parties of $213 million at December 31, 2010.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 0.4% at both December 31, 2011 and 2010.

At December 31, 2011 and 2010, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

 Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance. Prudential Funding’s outstanding commercial paper borrowings were $870 million and $874 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the weighted average maturity of total commercial paper outstanding was 20 and 31 days, respectively. Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s domestic commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY's financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements that can be used as an alternative source of liquidity. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings, depending on the type of asset pledged. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the New Jersey Department of Banking and Insurance (“NJDOBI”) regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $173 million and $177 million as of December 31, 2011 and 2010, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2010, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.1 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2011, Prudential Insurance had pledged qualifying assets with a fair value of $2.8 billion, which supported outstanding collateralized advances of $0.9 billion and collateralized funding agreements of $1.5 billion. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $5.6 billion as of December 31, 2011.

As of December 31, 2011, $199 million of the FHLBNY outstanding advances are reflected in “Short-term debt” and matures in December 2012 and the remaining $725 million is in “Long-term debt” and matures in December 2015.  The funding agreements issued to the FHLBNY, which are reflected in “Policyholders’ account balances,” have priority claim status above debt holders of Prudential Insurance.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2011, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2011, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.2 billion.

Credit Facilities

As of December 31, 2011, the Company had a $1,750 million revolving credit facility. The three-year facility has both Prudential Financial and Prudential Funding as borrowers. There were no outstanding borrowings under this credit facility as of December 31, 2011. The facility is available to the applicable borrowers up to the aggregate committed credit and may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including, the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial, of at least $21.25 billion, which for this purpose is calculated as U.S. GAAP equity, excluding “Accumulated other comprehensive income (loss)” and excluding equity of noncontrolling interests. Under the applicable credit agreement, the required minimum level of consolidated net worth will be reduced automatically in the future by an amount equal to 85 percent of the amount of any reduction, on an after-tax basis, in the total U.S. GAAP equity attributable to the Financial Services Businesses, resulting from Prudential Financial’s expected retrospective application of amended authoritative guidance regarding the deferral of costs relating to the acquisition of new or renewal insurance contracts.

As of December 31, 2011, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $815 million at December 31, 2011, of which $30 million was used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity
	Dates	Rate	2011	2010

			(in millions)
Fixed-rate notes:
Surplus notes subject to set-off arrangements	2021	4.99%-5.22%	$500	$-
Surplus notes(1)	2014-2052	5.10%-8.30%	2,985	2,986
Other fixed-rate notes(2)(3)	2013-2041	0.55%-14.85%	3,916	2,128
Floating-rate notes:
Surplus notes	2016-2052	(4)	3,200	3,200
Other floating-rate notes	2012	(5)	-	140
Subtotal			10,601	8,454
Less: assets under set-off arrangements(6)			500	-
Total long-term debt	$10,101	$8,454

-------------------------------

(1)
Fixed rate surplus notes at December 31, 2011 and 2010 includes $2,045 million and $2,044 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.1% to 6.7% in both 2011 and 2010.

(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $725 million at both December 31, 2011 and 2010. These borrowings are discussed in more detail above.
(3)
Other fixed rate notes at December 31, 2011 and 2010 includes $3,004 million and $1,213 million, respectively, due to related parties.  Maturities of these notes range from 2013 through 2041 and interest rates ranged from 0.55% to 14.85% in 2011 and 3.01% to 14.85% in 2010.

(4)	The interest rate on the floating rate Surplus notes ranged from 0.52% to 3.62% in 2011 and 0.52% to 3.71% in 2010.
(5)
Other floating rate notes at December 31, 2010, which are all due to related parties were prepaid in 2011. The interest rates on these notes were based on LIBOR and ranged from 1.18% to 1.32% in 2011 and 1.23% to 1.96% in 2010.

(6)
Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2011 and 2010, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2011, the Company’s contractual principal payments of its long-term debt:

Long-term Debt

(in millions)
Calendar Year:
2013	$122
2014	1,023
2015	1,554
2016	719
2017 and thereafter	6,683
Total	$10,101

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2011 and 2010, the Company met these statutory capital requirements. At December 31, 2011 and 2010, $940 million and $942 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

During 2011, a subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $1 billion of ten-year fixed rate surplus notes in order to finance reserves required under Regulation XXX. At December 31, 2011, $500 million of surplus notes were outstanding under this facility. Under the agreements, the subsidiary issuer received debt securities, with a principal amount equal to the surplus notes issued, which are redeemable under certain circumstances, including upon the occurrence of specified stress events affecting the subsidiary issuer. Because valid rights of set-off exist, interest and principal payments on the surplus notes and on the debt securities are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. Prudential Financial has agreed to make capital contributions to the subsidiary issuer in order to reimburse it for investment losses in excess of specified amounts.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange.  In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.  The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2011 and 2010, the credit derivative was a liability of $77 million and $26 million, respectively, with no requirement to pledge collateral.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At both December 31, 2011 and 2010, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2011 and 2010, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2011,  2010 and 2009. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short- and long-term debt, including interest on affiliated debt, was $358 million, $318 million and $352 million, for the years ended December 31, 2011, 2010 and 2009, respectively. Interest expense related to affiliated debt was $203 million, $155 million and $154 million for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” included $74 million and $25 million associated with the affiliated long-term interest payable at December 31, 2011 and 2010, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15. EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2011	2010	2009

	(in millions)
Net income	$873	$2,039	$2,312
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	(27)	2	6
Change in net unrealized investments gains (1)	1,646	1,361	7,332
Change in pension and postretirement unrecognized net periodic benefit (cost)	(170)	328	(620)
Other comprehensive income, net of tax expense of $811,
$869, $3,364	1,449	1,691	6,718
Comprehensive income	2,322	3,730	9,030
Comprehensive income (loss) attributable to noncontrolling interests	13	(1)	(1)
Comprehensive income attributable to Prudential Insurance Company of America.	$2,335	$3,729	$9,029

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2008	$99	$(5,821)	$(868)	$(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than-
temporary impairments of debt securities(2)	-	(575)	-	(575)
Balance, December 31, 2009	105	936	(1,488)	(447)
Change in component during year	2	1,361	328	1,691
Balance, December 31, 2010	107	2,297	(1,160)	1,244
Change in component during year	(27)	1,646	(170)	1,449
Balance, December 31, 2011	$80	$3,943	$(1,330)	$2,693

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2011, Prudential Insurance’s unassigned surplus was $5,070 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,184 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($8,160 million as of December 31, 2011) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($584 million for the year ended December 31, 2011), the dividend is considered to be an “extraordinary dividend” and the prior approval of the Department is required for the payment of the dividend. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $826 million, $1,623 million and $1,101 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,160 million and $8,364 million at December 31, 2011 and 2010, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.    STOCK-BASED COMPENSATION

In 2011 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2011, 2010 and 2009, include allocated costs of $13 million, $13 million and $14 million, respectively, associated with employee stock options and $39 million, $44 million, and $37 million, respectively, associated with employee restricted stock shares, restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2011 and 2010, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(8,230)	(7,957)	$(2,116)	(2,122)
Acquisition/divestiture	8	-	3	-
Service cost	(137)	(130)	(10)	(10)
Interest cost	(454)	(450)	(109)	(113)
Plan participants’ contributions	-	-	(26)	(23)
Medicare Part D subsidy receipts	-	-	(11)	(20)
Early retirement reinsurance program receipts	-	-	(14)	-
Amendments	-	-	-	-
Actuarial gains/(losses), net	(976)	(201)	(181)	(40)
Settlements	-	-	-	-
Curtailments	22	4	-	-
Special termination benefits	(3)	-	-	-
Benefits paid	534	498	210	213
Foreign currency changes and other	-	6	(6)	(1)
Benefit obligation at end of period	$(9,236)	$(8,230)	$(2,260)	$(2,116)

Change in plan assets
Fair value of plan assets at beginning of period	$10,508	$9,572	$1,495	$1,519
Actual return on plan assets	1,620	1,366	5	152
Employer contributions	126	72	14	14
Plan participants’ contributions	-	-	26	23
Early retirement reinsurance program receipts	-	-	14	-
Disbursement for settlements	-	-	-	-
Benefits paid	(534)	(498)	(210)	(213)
Foreign currency changes and other	(3)	(4)	-	-
Fair value of plan assets at end of period	$11,717	$10,508	$1,344	$1,495

Funded status at end of period	$2,481	$2,278	$(916)	$(621)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,389	$3,219	$-	$-
Accrued benefit liability	(908)	(941)	(916)	(621)
Net amount recognized	$2,481	$2,278	$(916)	$(621)

Items recorded in “Accumulated other comprehensive income”
not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$-	$-	$-	$1
Prior service cost	59	81	(42)	(54)
Net actuarial loss	1,255	1,221	852	617
Net amount not recognized	$1,314	$1,302	$810	$564

Accumulated benefit obligation	$(8,778)	$(7,834)	$(2,260)	$(2,116)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($813 million and $841 million benefit obligation at December 31, 2011 and 2010, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2010.  As of December 31, 2011 and 2010, the assets in these trusts had a carrying value of $404 million and $390 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($78 million and $74 million benefit obligation at December 31, 2011 and 2010, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2011 and 2010, the assets in the trust had a carrying value of $134 million and $124 million, respectively.

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2011 and 2010. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2011 and 2010. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2011	2010

	(in millions)

Projected benefit obligation	$908	$1,128
Fair value of plan assets	-	187

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2011	2010

	(in millions)

Accumulated benefit obligation	$759	$1,029
Fair value of plan assets	-	187

There were no purchases of annuity contracts in 2011 and 2010 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $20 million as of December 31, 2011 and 2010, respectively.

There were no pension plan amendments in 2011 and 2010.  There were no postretirement plan amendments in 2011 and 2010.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009

	(in millions)

Service cost	$137	$130	$120	$10	$10	$10
Interest cost	454	450	441	109	113	115
Expected return on plan assets	(718)	(743)	(729)	(98)	(107)	(107)
Amortization of transition obligation	-	-	-	1	1	1
Amortization of prior service cost	23	23	26	(12)	(12)	(11)
Amortization of actuarial (gain) loss, net	26	26	20	36	39	42
Settlements	-	-	-	-	-	-
Curtailments	(18)	-	-	-	-	-
Special termination benefits	3	-	1	-	-	-
Net periodic (benefit) cost (1)	$(93)	$(114)	$(121)	$46	$44	$50

(1) Includes net periodic (benefit) cost for pensions of ($18) million, $1 million and $1 million for 2011, 2010 and 2009, respectively, that have been classified as discontinued operations.

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

                                                    B-73

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)

Balance, December 31, 2009	$-	$105	$1,674	$1	$(65)	$660
Amortization for the period	-	(23)	(26)	(1)	12	(39)
Deferrals for the period	-	-	(422)	-	-	(5)
Impact of foreign currency changes and other	-	(1)	(5)	1	(1)	1
Balance, December 31, 2010	-	81	1,221	1	(54)	617
Amortization for the period	-	(23)	(26)	(1)	12	(36)
Deferrals for the period	-	-	74	-	-	274
Impact of foreign currency changes and other	-	1	(14)	-	-	(3)
Balance, December 31, 2011	$-	$59	$1,255	$-	$(42)	$852

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2012 are as follows:
	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$-	$-
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	93	54
Total	$116	$42

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009

Weighted-average assumptions
Discount rate (beginning of period)	5.60%	5.75%	6.00%	5.35%	5.50%	6.00%
Discount rate (end of period)	4.85%	5.60%	5.75%	4.60%	5.35%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	7.00%	7.50%	7.50%	7.50%	8.00%	8.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-8.00%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after
gradual decrease until: 2015, 2014, 2012 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate
after gradual decrease until: 2017, 2015, 2014 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2011 and December 31, 2010 is based upon the value of a  portfolio of Aa investments whose cash flows would be available to pay the benefit obligation's cash flows when due.  The portfolio is selected from a compilation of approximately 550 Aa-rated bonds across the full range of maturities.  Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated.  This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2011 and December 31, 2010.  A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation.  The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2011 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2011. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing.  The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2012.  The expected long-term rate of return for 2012 is 6.75% and 7.00% for pension and postretirement, respectively.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

(in millions)
One percentage point increase
Increase in total service and interest costs	$9
Increase in postretirement benefit obligation	193

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	135

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2011 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum

Asset Category

U.S. Equities	3%	14%	39%	51%
International Equities	2%	14%	1%	8%
Fixed Maturities	58%	74%	0%	51%
Short-term Investments	0%	13%	0%	55%
Real Estate	1%	8%	0%	0%
Other	0%	12%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

  Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts.  Pooled separate accounts hold assets for multiple investors.  Each investor owns a “unit of account.”  Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.  Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor.  Each investor owns a “unit of account.”  Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2011 and December 31, 2010 for either the pension or postretirement plans. Pension plan assets of $8,262 million and $6,944 million are included in the Company’s separate account assets and liabilities as of December 31, 2011 and December 31, 2010, respectively.

The authoritative guidance around fair value established a framework for measuring fair value.  Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.”  The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

 Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance.  Group policies are invested in Insurance Company Pooled Separate Accounts.  Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$900	$-	$900
Common/collective trusts (1)	-	54	-	54
Sub-total				954

International Equities:
Pooled separate accounts (2)	-	33	-	33
Common/collective trusts (3)	-	163	-	163
United Kingdom insurance pooled funds (4)	-	68	-	68
Sub-total				264

Fixed Maturities:
Pooled separate accounts (5)	-	1,006	20	1,026
Common/collective trusts (6)	-	313	-	313
U.S. government securities (federal):
Mortgage backed	-	4	-	4
Other U.S. government securities	-	2,031	-	2,031
U.S. government securities (state & other)	-	653	-	653
Non-U.S. government securities	-	17	-	17
United Kingdom insurance pooled funds (7)	-	176	-	176
Corporate Debt:
Corporate bonds (8)	-	3,712	12	3,724
Asset backed	-	17	-	17
Collateralized Mortgage Obligations (CMO) (9)	-	639	-	639
Interest rate swaps (Notional amount: $559)	-	(21)	-	(21)
Guaranteed investment contract	-	-	-	-
Other (10)	46	2	62	110
Unrealized gain (loss) on investment of securities lending
collateral (11)	-	(141)	-	(141)
Sub-total				8,548

Short-term Investments:
Pooled separate accounts	-	292	-	292
United Kingdom insurance pooled funds	-	6	-	6
Sub-total				298

Real Estate:
Pooled separate accounts (12)	-	-	318	318
Partnerships	-	-	105	105
Sub-total				423

Other:

Structured debt (Gateway Recovery Trust)	-	-	-	-
Partnerships	-	-	552	552
Hedge funds	-	-	678	678
Sub-total				1,230
Total	$46	$9,924	$1,747	$11,717

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$922	$-	$922
Common/collective trusts (1)	-	35	-	35
Sub-total				957

International Equities:
Pooled separate accounts (2)	-	24	-	24
Common/collective trusts (3)	-	191	-	191
United Kingdom insurance pooled funds (4)	-	77	-	77
Sub-total				292

Fixed Maturities:
Pooled separate accounts (5)	-	996	-	996
Common/collective trusts (6)	-	290	-	290
U.S. government securities (federal):
Mortgage backed	-	4	-	4
Other U.S. government securities	-	1,806	-	1,806
U.S. government securities (state & other)	-	533	-	533
Non-U.S. government securities	-	15	-	15
United Kingdom insurance pooled funds (7)	-	104	-	104
Corporate Debt:
Corporate bonds (8)	-	3,043	10	3,053
Asset backed	-	20	-	20
Collateralized Mortgage Obligations (CMO) (9)	-	739	-	739
Interest rate swaps (Notional amount: $412)	-	(23)	-	(23)
Guaranteed investment contract	-	-	-	-
Other (10)	101	9	(8)	102
Unrealized gain (loss) on investment of securities lending
collateral (13)	-	(123)	-	(123)
Sub-total				7,516

Short-term Investments:
Pooled separate accounts	-	32	-	32
United Kingdom insurance pooled funds	-	6	-	6
Sub-total				38

Real Estate:
Pooled separate accounts (12)	-	-	216	216
Partnerships	-	-	42	42
Sub-total				258

Other:
Structured debt (Gateway Recovery Trust)	-	-	658	658
Partnerships	-	-	219	219

Hedge funds	-	-	570	570
Sub-total				1,447
Total	$101	$8,700	$1,707	$10,508

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,289 million and the liability for securities lending collateral is $1,430 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)
The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,295 million and the liability for securities lending collateral is $1,418 million.

                                                    B-79

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2011

	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$-	$10	$(8)	$216
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-	39
Relating to assets sold during the period	-	-	-	16
Purchases, sales and settlements	20	(1)	70	47
Transfers in and /or out of Level 3	-	3	-	-
Fair Value, end of period	$20	$12	$62	$318

	Year Ended December 31, 2011

	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$42	$658	$219	$570
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	22	(20)
Relating to assets sold during the period	-	44	11	2
Purchases, sales and settlements	63	(702)	300	126
Transfers in and /or out of Level 3	-	-	-	-
Fair Value, end of period	$105	$-	$552	$678

	Year Ended December 31, 2010

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$1	$2	$120	$187
Actual Return on Assets:
Relating to assets still held at the reporting date	1	-	-	42
Relating to assets sold during the period	-	-	-	(2)
Purchases, sales and settlements	-	-	(128)	(11)
Transfers in and /or out of Level 3	8	(2)	-	-
Fair Value, end of period	$10	$-	$(8)	$216

	Year Ended December 31, 2010

	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$48	$572	$280	$218
Actual Return on Assets:
Relating to assets still held at the reporting date	4	86	17	44
Relating to assets sold during the period	-	-	-	-
Purchases, sales and settlements	(10)	-	30	200
Transfers in and /or out of Level 3	-	-	(108)	108
Fair Value, end of period	$42	$658	$219	$570

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	439	-	439
Common trusts (2)	-	85	-	85
Equities	96	-	-	96
Sub-total				620

International Equities:
Variable Life Insurance Policies (3)	-	44	-	44
Common trusts (4)	-	15	-	15
Sub-total				59

Fixed Maturities:
Common trusts (5)	-	27	-	27
U.S. government securities (federal):
Mortgage Backed	-	12	-	12
Other U.S. government securities	-	101	-	101
U.S. government securities (state & other)	-	3	-	3
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	284	2	286
Asset Backed	-	62	-	62
Collateralized Mortgage Obligations (CMO) (7)	-	144	-	144
Interest rate swaps (Notional amount: $560)	-	(4)	-	(4)
Other (8)	8	-	2	10
Unrealized gain (loss) on investment of securities lending
collateral (9)	-	-	-	-
Sub-total				644

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	20	-	-	20
Sub-total				21
Total	$124	$1,216	$4	$1,344

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	449	-	449
Common trusts (2)	-	88	-	88
Equities	102	-	-	102
Sub-total				639

International Equities:
Variable Life Insurance Policies (3)	-	51	-	51
Common trusts (4)	-	17	-	17
Sub-total				68

Fixed Maturities:
Common trusts (5)	-	23	-	23
U.S. government securities (federal):
Mortgage Backed	-	13	-	13
Other U.S. government securities	-	157	-	157
U.S. government securities (state & other)	-	2	-	2
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	281	2	283
Asset Backed	-	73	-	73
Collateralized Mortgage Obligations (CMO) (7)	-	201	-	201
Interest rate swaps (Notional amount: $322)	-	3	-	3
Other (8)	10	-	4	14
Unrealized gain (loss) on investment of securities lending
collateral (10)	-	-	-	-
Sub-total				772

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	15	-	-	15
Sub-total				16
Total	$127	$1,362	$6	$1,495

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.

7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)
In 2011 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $78 million and the liability for securities lending collateral is $78 million.

(10)
In 2010 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $30 million and the liability for securities lending collateral is $30 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2011

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$2	$4
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-
Relating to assets sold during the period	-	-
Purchases, sales and settlements	-	(2)
Transfers in and /or out of Level 3	-	-
Fair Value, end of period	$2	$2

	Year Ended December 31, 2010

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$1	$2	$12
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-
Relating to assets sold during the period	-	-	-
Purchases, sales and settlements	1	-	(8)
Transfers in and /or out of Level 3	-	(2)	-
Fair Value, end of period	$2	$-	$4

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2011	2010	2011	2010

Asset Category
U.S. Equities	8%	9%	46%	43%
International Equities	2	3	4	5
Fixed Maturities	73	72	48	51
Short-term Investments	2	-	2	1
Real Estate	4	2	-	-
Other	11	14	-	-
Total	100%	100%	100%	100%

The expected benefit payments for the Company's pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company's postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2012	$540	$194	$19
2013	536	195	20
2014	544	195	20
2015	547	193	21
2016	551	191	22
2017-2021	2,856	927	113
Total	$5,574	$1,895	$215

The Company anticipates that it will make cash contributions in 2012 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

 The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2011 and 2010 was $34 million and $33 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

 The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $52 million and $53 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                                                 B-84

18.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009

	(in millions)
Current tax expense (benefit)
U.S.	$255	$(269)	$200
State and local	(1)	(4)	(2)
Foreign	12	6	2
Total	266	(267)	200
Deferred tax expense (benefit)
U.S.	156	1,096	(605)
State and local	1	(2)	9
Foreign	5	-	(3)
Total	162	1,094	(599)
Total income tax expense (benefit) on continuing operations before equity in earnings of operating
joint ventures	$428	$827	$(399)
Income tax expense on equity in earnings of operating joint ventures	84	25	807
Income tax expense on discontinued operations	6	11	8
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	811	869	3,054
Impact on Company's investment in Wachovia Securities due to addition of A.G. Edwards business	-	-	(59)
Stock-based compensation programs	(11)	1	10
Cumulative effect of changes in accounting principles	-	-	310
Total income taxes	$1,318	$1,733	$3,731

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2011	2010	2009

	(in millions)
Expected federal income tax expense (benefit)	$400	$976	$142
Low income housing and other tax credits	(72)	(72)	(79)
Non-taxable investment income	(191)	(157)	(120)
Uncertain tax positions and interest	46	(9)	(350)
Non-deductible goodwill impairment	236	-	-
Change in tax rate	-	93	-
Other	9	(4)	8
Total income tax expense (benefit) on continuing operations before equity in earnings of
operating joint ventures	$428	$827	$(399)

                                                 B-85

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010

	(in millions)
Deferred tax assets
Policyholders' dividends	$1,817	$938
Net operating and capital loss carryforwards	4	4
Tax credits carryforwards	357	190
Insurance reserves	1,262	907
Other	-	63
Deferred tax assets before valuation allowance	3,440	2,102
Valuation allowance	(9)	(10)
Deferred tax assets after valuation allowance	3,431	2,092
Deferred tax liabilities
Net unrealized investment gains	3,965	2,284
Employee benefits	205	262
Investments	1,178	528
Deferred policy acquisition costs	1,983	1,948
Other	200	-
Deferred tax liabilities	7,531	5,022
Net deferred tax liability	$(4,100)	$(2,930)

The application of  U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2011	2010

	(in millions)
Valuation allowance related to state and local deferred tax assets	$-	$-
Valuation allowance related to foreign operations deferred tax assets	$9	$10

                                                 B-86

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2011	2010

	(in millions)
Federal net operating and capital loss carryforwards (1)	$8	$11
State net operating and capital loss carryforwards (2)	$5	$5

[Missing Graphic Reference]

(1)	Expires between 2020 and 2031.
(2)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary.   During 2011, 2010, and 2009 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2011	2010	2009

	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$40	$205	$187

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years

	(in millions)
Amounts as of December 31, 2009	$-	$119	$119
Increases in unrecognized tax benefits taken in prior period	2	40	42
Amounts as of December 31, 2010	2	159	161
Increases in unrecognized tax benefits taken in prior period	-	53	53
(Decreases) in unrecognized tax benefits taken in prior period	(2)	-	(2)
Settlements with taxing authorities	-	(143)	(143)
Amounts as of December 31, 2011	$-	$69	$69
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2009	$-	$9	$9
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2010	$2	$9	$11
Unrecognized tax benefits that, if recognized, would favorably impact the effective
rate as of December 31, 2011	$-	$9	$9

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

2011	2010	2009

(in millions)

Interest and penalties recognized in the consolidated statements of operations	$-	$18	$(138)
Interest and penalties recognized in liabilities in the consolidated statements of
financial position	$-	$-	$(18)

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2006 tax years will expire on December 31, 2012. The Federal statute of limitations for the 2007 tax year will expire on December 31, 2013. Tax years 2008 through 2010 are still open for IRS examination.

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years.  As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.  As such, 2011 results included an additional tax expense of $53 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS issued an Industry Director Directive (“IDD”) in May 2010 stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010,  (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:  (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include:  fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include:  certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits.  Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$10,233	$66	$-	$10,299
Obligations of U.S. states and their political subdivisions	-	2,411	-	-	2,411
Foreign government bonds	-	2,071	25	-	2,096
Corporate securities	6	81,471	803	-	82,280
Asset-backed securities	-	7,672	1,657	-	9,329
Commercial mortgage-backed securities	-	10,530	12	-	10,542
Residential mortgage-backed securities	-	6,054	16	-	6,070
Subtotal	6	120,442	2,579	-	123,027
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	67	9	-	76
Obligations of U.S. states and their political subdivisions	-	284	-	-	284
Foreign government bonds	-	106	-	-	106
Corporate securities	-	10,752	109	-	10,861
Asset-backed securities	-	1,010	357	-	1,367
Commercial mortgage-backed securities	-	2,226	21	-	2,247
Residential mortgage-backed securities	-	1,843	2	-	1,845
Equity securities	1	-	11	-	12
All other activity	684	267	-	-	951
Subtotal	685	16,555	509	-	17,749
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	12	-	-	12
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Corporate securities	-	164	-	-	164
Asset-backed securities	-	270	2	-	272
Commercial mortgage-backed securities	-	51	-	-	51
Equity securities	5	-	206	-	211
All other activity (2)	-	15,480	87	(11,222)	4,345
Subtotal	5	15,977	295	(11,222)	5,055

Equity securities, available-for-sale	3,108	1,743	66	-	4,917
Commercial mortgage and other loans	-	-	(1)	-	(1)
Other long-term investments	5	28	371	-	404
Short-term investments	4,548	730	-	-	5,278
Cash equivalents	368	3,656	-	-	4,024
Other assets	3	86	-	-	89
Due from parent and affiliates	-	-	2,737	-	2,737
Subtotal excluding separate account assets	8,728	159,217	6,556	(11,222)	163,279
Separate account assets (3)	38,161	117,246	19,333	-	174,740
Total assets	$46,889	$276,463	$25,889	$(11,222)	$338,019
Future policy benefits	-	-	1,091	-	1,091
Other liabilities	-	7,231	3	(7,854)	(620)

Due to parent and affiliates	-	7,598	83	-	7,681
Total liabilities	$-	$14,829	$1,177	$(7,854)	$8,152

	As of December 31, 2010 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$9,842	$-	$-	$9,842
Obligations of U.S. states and their political subdivisions	-	1,777	-	-	1,777
Foreign government bonds	-	2,161	27	-	2,188
Corporate securities	5	73,507	991	-	74,503
Asset-backed securities	-	8,467	1,507	-	9,974
Commercial mortgage-backed securities	-	11,113	-	-	11,113
Residential mortgage-backed securities	-	7,138	23	-	7,161
Subtotal	5	114,005	2,548	-	116,558
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	178	-	-	178
Obligations of U.S. states and their political subdivisions	-	182	-	-	182
Foreign government bonds	-	101	-	-	101
Corporate securities	-	9,924	82	-	10,006
Asset-backed securities	-	804	226	-	1,030
Commercial mortgage-backed securities	-	2,402	5	-	2,407
Residential mortgage-backed securities	-	1,345	18	-	1,363
Equity securities	2	67	4	-	73
All other activity	606	91	-	-	697
Subtotal	608	15,094	335	-	16,037
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	84	-	-	84
Obligations of U.S. states and their political subdivisions	118	-	-	-	118
Corporate securities	-	164	-	-	164
Asset-backed securities	-	164	11	-	175
Commercial mortgage-backed securities	-	52	-	-	52
Equity Securities	222	-	4	-	226
All other activity	17	10,116	129	(5,904)	4,358
Subtotal	357	10,580	144	(5,904)	5,177

Equity securities, available for sale	3,440	1,923	69	-	5,432
Commercial mortgage and other loans	-	-	(6)	-	(6)
Other long-term investments	3	10	251	-	264
Short-term investments	2,586	505	-	-	3,091
Cash equivalents	478	1,667	-	-	2,145
Other assets	2,781	-	-	-	2,781
Due from parent and affiliates	-	528	1,919	-	2,447
Subtotal excluding separate account assets	10,258	144,312	5,260	(5,904)	153,926
Separate account assets (1)	41,092	102,341	15,771	-	159,204
Total assets	$51,350	$246,653	$21,031	$(5,904)	$313,130
Future policy benefits	-	-	(348)	-	(348)
Other liabilities	3	6,582	3	(5,712)	876
Due to parent and affiliates	-	2,882	126	-	3,008
Total liabilities	$3	$9,464	$(219)	$(5,712)	$3,536

(1)
“Netting” amounts represent cash collateral and the impact of offsetting unaffiliated asset and liability positions held with the same counterparty. External derivative transactions are classified as receivables or payables within the table on an individual trade basis. Affiliated derivative transactions within each fair value hierarchy level are classified net as receivables or payables based on their net counterparty exposure.

(2)	Primarily represents derivative assets
(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(4)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.  Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company’s customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service.  If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services.  These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.  Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2.  However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments – Other long-term investments, other than derivatives, consist of fund investments where the fair value option has been elected. The fair value of these fund investments is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company.  The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread.  However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs (e.g., individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. The input values for look-back equity options are derived from observable market indices (e.g., interest rates, dividend yields and equity indices), and unobservable model-specific input values including certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value as of December 31, 2010 include U.S. Treasury bills held within the Company’s former global commodities business whose fair values are based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. As a result, they are reported in the Level 1 hierarchy. Other liabilities as of both December 31, 2011 and 2010, respectively, include derivative instruments for which fair values are determined as described above under “Derivative Instruments.”

Due to\from parent and affiliates - Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.  This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features.  Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company’s insurance subsidiaries in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 150 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made for the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Accounts are classified as Level 2.

When an adjustment is not made, they are classified as Level 1. This type of adjustment was not made at December 31, 2011 or at December 31, 2010.  This adjustments was made at December 31, 2009, as a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

                                        B-95

Year Ended December 31, 2011
Fixed Maturities Available-For-Sale - U.S. Government Authorities	Fixed Maturities Available-For-Sale - Foreign Government Bonds	Fixed Maturities Available-For-Sale - Corporate Securities	Fixed Maturities Available-For-Sale - Asset- Backed Securities	Fixed Maturities Available-For-Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For-Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$-	$27	$991	$1,507	$-	$23
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	(24)	20	-	-
Included in other comprehensive income (loss)	-	1	(56)	(9)	-	(1)
Net investment income	-	-	5	27	-	-
Purchases	66	1	526	1,418	5	1
Sales	-	(1)	(104)	(502)	-	(1)
Issuances	-	-	9	-	-	-
Settlements	-	-	(342)	(206)	-	(5)
Other(1)	-	-	(3)	1	-	(1)
Transfers into Level 3(2)	-	-	281	13	12	-
Transfers out of Level 3(2)	-	(3)	(480)	(612)	(5)	-
Fair Value, end of period	$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(38)	$(1)	$-	$-
Included in other comprehensive income (loss)	$-	$2	$6	$(5)	$-	$(1)

Year Ended December 31, 2011

Trading Account Asset Supporting Insurance Liabilities- U.S. Government Authorities	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$-	$82	$226	$5	$18	$4
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	-	6	-	-	-	(6)
Net investment income	-	-	3	-	-	-
Purchases	9	72	305	10	-	5
Sales	-	(12)	(23)	-	-	(44)
Issuances	-	1	-	-	-	-
Settlements	-	(39)	(97)	(3)	(1)	(15)
Other(1)	-	-	15	-	(15)	-
Transfers into Level 3(2)	-	43	-	19	-	67
Transfers out of Level 3(2)	-	(44)	(72)	(10)	-	-
Fair Value, end of period	$9	$109	357	21	2	11

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Other income	$-	$4	(1)	-	-	(8)

	Year Ended December 31, 2011
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For-Sale

	(in millions)
Fair Value, beginning of period	$11	$4	$129	$69
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	(14)	(15)
Other income	(2)	(22)	2	-
Included in other comprehensive income (loss)	-	-	-	20
Net investment income	-	-	-	-
Purchases	-	32	-	49
Sales	-	(33)	-	(47)
Issuances	-	-	-	-
Settlements	-	(15)	(35)	(8)
Other(1)	-	240	-	(240)
Transfers into Level 3(2)	-	-	5	240
Transfers out of Level 3(2)	(7)	-	-	(2)
Fair Value, end of period	$2	$206	$87	$66

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(14)	$(22)
Other income	$(2)	$(28)	$2	$-
Included in other comprehensive income (loss)	$-	$-	$-	$31

	Year Ended December 31, 2011
	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates	Separate Account Assets(4)

	(in millions)
Fair Value, beginning of period	$(6)	$251	$1,919	$15,771
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	5	6	959	-
Other income	-	(5)	-	-
Interest credited to policyholders' account balances	-	-	-	2,850
Included in other comprehensive income (loss)	-	-	(54)	-
Net investment income	-	-	46	20
Purchases	-	145	691	3,097
Sales	-	-	-	(1,454)
Issuances	-	-	-	3
Settlements	-	(26)	(501)	(1,156)
Other(1)	-	-	(365)	-
Transfers into Level 3(2)	-	-	42	864
Transfers out of Level 3(2)	-	-	-	(662)
Fair Value, end of period	$(1)	$371	$2,737	$19,333

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$5	$2	$999	$-
Other income	$-	$(5)	$-	$-
Interest credited to policyholders' account balances	$-	$-	$-	$1,825
Included in other comprehensive income (loss)	$-	$-	$(54)	$-

		Year Ended December 31, 2011
		Future Policy Benefits	Other Liabilities	Due to parent and affiliates

		(in millions)
Fair Value, beginning of period		$348	$(3)	$(126)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		(1,154)	(17)	36
Other income		-	-	(2)
Net investment income		-	-	-
Purchases		(284)	-	-
Sales		-	-	-
Issuances		-	-	-
Settlements		(1)	17	14
Transfers into Level 3(2)		-	-	(5)
Transfers out of Level 3(2)		-	-	-
Fair Value, end of period		$(1,091)	$(3)	$(83)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net		$(1,160)	$(17)	$36
Other income		$-	$-	$(2)

__________
(1)	Other includes reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale, Trading Account Assets Supporting Insurance Liabilities – Equity Securities and Other Trading Account Assets – Equity Securities. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.  Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010

	Fixed Maturities Available-For-Sale - Foreign Government Bonds	Fixed Maturities Available-For-Sale - Corporate Securities	Fixed Maturities Available-For-Sale - Asset- Backed Securities	Fixed Maturities Available-For-Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For-Sale - Residential Mortgage- Backed Securities

	(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$-	$83
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(28)	(47)	-	-
Included in other comprehensive income (loss)	-	94	109	1	-
Net investment income	-	8	(19)	-	1
Purchases, sales, issuances and settlements	-	(183)	339	19	(6)
Other(1)	-	10	-	48	(48)
Transfers into Level 3(2)	-	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)
Fair Value, end of period	$27	$991	$1,507	$-	$23

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(30)	$(66)	$-	$-
Included in other comprehensive income (loss)	$-	$101	$98	$1	$-

	Year Ended December 31, 2010

	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities

	(in millions)
Fair Value, beginning of period	$83	$281	$5	$20	$3
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	(1)	1	3	1	2
Net investment income	1	1	-	-	-
Purchases, sales, issuances and settlements	(36)	185	(2)	(3)	(1)
Transfers into Level 3(2)	72	9	31	-	-
Transfers out of Level 3(2)	(37)	(251)	(32)	-	-
Fair Value, end of period	$82	$226	$5	$18	$4

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Other income	$(3)	$1	$5	$1	$2

		Year Ended December 31, 2010
		Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For-Sale

		(in millions)
Fair Value, beginning of period		$42	$2	$290	$124
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		-	-	(66)	51
Other income		3	2	3	-
Included in other comprehensive income (loss)		-	-	-	(39)
Net investment income		-	-	-	-
Purchases, sales, issuances and settlements		(49)	-	(98)	(69)
Transfers into Level 3(2)		15	-	-	3
Transfers out of Level 3(2)		-	-	-	(1)
Fair Value, end of period		$11	$4	$129	$69

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net		$-	$-	$(65)	$(2)
Other income		$2	$1	$3	$-
Included in other comprehensive income (loss)		$-	$-	$-	$5

			Year Ended December 31, 2010
		Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates	Separate Account Assets(4)

	(in millions)
Fair Value, beginning of period	$(10)	$-	$3,372	$13,047
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	4	(9)	(477)	-
Other income	-	18	-	-
Interest credited to policyholders' account balances	-	-	-	2,125
Included in other comprehensive income (loss)	-	-	37	-
Net investment income	-	-	45	-
Purchases, sales, issuances and settlements	-	242	(1,468)	839
Transfers into Level 3(2)	-	-	410	171
Transfers out of Level 3(2)	-	-	-	(411)
Fair Value, end of period	$(6)	$251	$1,919	$15,771

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$4	$(9)	$(476)	$-
Other income	$-	$18	$-	$-
Interest credited to policyholders' account balances	$-	$-	$-	$1,077
Included in other comprehensive income (loss)	$-	$-	$48	$-

		Year Ended December 31, 2010
		Future Policy Benefits	Other Liabilities	Due to parent and affiliates

		(in millions)
Fair Value, beginning of period		$(58)	$(10)	$(288)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		520	4	68
Other income		-	-	(3)
Net investment income		-	-	-
Purchases, sales, issuances and settlements		(114)	3	97
Transfers into Level 3(2)		-	-	-
Transfers out of Level 3(2)		-	-	-
Fair Value, end of period		$348	$(3)	$(126)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net		$474	$4	$68
Other income		$-	$-	$(3)

__________
(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,880 million and $222 million, respectively, for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009

	Fixed Maturities Available-For-Sale - Foreign Government Bonds	Fixed Maturities Available-For-Sale - Corporate Securities	Fixed Maturities Available-For-Sale - Asset-Backed Securities	Fixed Maturities Available-For-Sale - Residential Mortgage-Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Foreign Government Bonds
	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(96)	(661)	-	-
Included in other comprehensive income (loss)	5	112	2,257	(1)	-
Net investment income	-	11	57	1	-
Purchases, sales, issuances, settlements	123	(579)	(1,582)	18	12
Transfers into Level 3(2)	10	872	5,228	-	-
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)
Fair Value, end of period	$42	$752	$6,085	$83	$-

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(100)	$(658)	$-	$-
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$-

	Year Ended December 31, 2009

	Trading Account Assets Supporting Insurance Liabilities- Corporate Securities	Trading Account Assets Supporting Insurance Liabilities- Asset-Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Equity Securities

	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	20	59	(1)	3	2
Net investment income	2	-	-	-	-
Purchases, sales, issuances, settlements	(72)	(66)	-	(4)	-
Transfers into Level 3(2)	229	266	-	-	-
Transfers out of Level 3(2)	(171)	(13)	-	(7)	-
Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Other income	$16	$47	$(1)	$3	$2

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For-Sale

	(in millions)
Fair Value, beginning of period	$38	$-	$7	$1,306	$73
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	(320)	(10)
Other income	-	3	3	24	-
Included in other comprehensive income (loss)	-	-	-	-	51
Net investment income	-	-	-	-	-
Purchases, sales, issuances, settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	-	-	-
Transfers into Level 3(2)	-	-	-	-	12
Transfers out of Level 3(2)	-	-	(1)	-	(15)
Fair Value, end of period	$-	$42	$2	$290	$124

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(320)	$(21)
Other income	$2	$1	$3	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$51

			Year Ended December 31, 2009
			Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)

			(in millions)
Fair Value, beginning of period			$-	$833	$19,780
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net			(10)	(872)	-
Interest credited to policyholders' account balances			-	-	(7,365)
Included in other comprehensive income (loss)			-	58	-
Net investment income			-	-	-
Purchases, sales, issuances, settlements			-	1,669	420
Transfers into Level 3(2)			-	1,684	559
Transfers out of Level 3(2)			-	-	(347)
Fair Value, end of period			$(10)	$3,372	$13,047

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net			$(10)	$(846)	$-
Interest credited to policyholders' account balances			$-	$-	$(7,579)

			Year Ended December 31, 2009
			Future Policy Benefits	Other Liabilities	Due to parent and affiliates

			(in millions)
Fair Value, beginning of period			$(1,172)	$(139)	$(1,260)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net			1,159	82	272
Other income			-	-	9
Net investment income			-	-	-
Purchases, sales, issuances, settlements			(45)	49	691
Transfers into Level 3(2)			-	(2)	-
Transfers out of Level 3(2)			-	-	-
Fair Value, end of period			$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272

____________
(1)	Other represents reclassification of certain assets between reporting changes.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.  Includes reclassifications to conform to current period presentation.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.  Transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.
	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)		Total

	(in millions)
Derivative assets:
Interest Rate	$10	$16,520	$8		$	$16,538
Currency	-	684	-			684
Credit	-	64	1			65
Currency/Interest Rate	-	562	-			562
Equity	-	543	83			626
Netting (1)				(13,659)		(13,659)
Total derivative assets	$10	$18,373	$92	$(13,659)		$4,816
Derivative liabilities:
Interest Rate	$9	$15,205	$6		$	$15,220
Currency	-	667	-			667
Credit	-	88	-			88
Currency/Interest Rate	-	826	-			826
Equity	-	492	83			575
Netting (1)				(10,309)		(10,309)
Total derivative liabilities	$9	$17,278	$89	$(10,309)		$7,067

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (1)		Total

	(in millions)
Derivative assets:
Interest Rate	$17	$6,536	$3		$	$6,556
Currency	7	1,743	-			1,750
Credit	-	107	-			107
Currency/Interest Rate	-	2,284	-			2,284
Equity	-	549	126			675
Commodity	144	235	-			379
Netting (1)				(7,416)		(7,416)
Total derivative assets	$168	$11,454	$129	$(7,416)		$4,335
Derivative liabilities:
Interest Rate	$18	$6,206	$12		$	$6,236
Currency	-	1,678	-			1,678
Credit	-	108	-			108
Currency/Interest Rate	-	2,402	-			2,402
Equity	-	513	126			639
Commodity	-	314	-			314
Netting (1)				(7,325)		(7,325)
Total derivative liabilities	$18	$11,221	$138	$(7,325)		$4,052

(1) “Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2011 and 2010, as well as the portion of gains or losses included in income for the years ended  December 31, 2011 and 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$126	$(126)	$-	$-	$3	$(12)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(29)	29	1	-	5	6
Asset management fees and other income	-	-	-	-	-	-
Settlements	(14)	14	-	-	-	-
Transfers into Level 3(1)	-	-	-	-	-	-
Transfers out of Level 3(1)	-	-	-	-	-	-
Fair Value, end of period	$83	$(83)	$1	$-	$8	$(6)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(29)	$29	$1	$(1)	$5	$6
Asset management fees and other income	$-	$-	$-	$-	$-	$-

	Year Ended December 31, 2010
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$297	$(297)	$5	$(5)	$-	$(4)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(110)	110	(5)	5	3	(12)
Asset management fees and other income	-	-	-	-	-	4
Purchases, sales, issuances and settlements	(61)	61	-	-	-	-
Foreign currency translation	-		-	-	-	-
Other(1)	-		-	-	-	-
Transfers into Level 3(1)	-		-	-	-	-
Transfers out of Level 3(1)	-		-	-	-	-
Fair Value, end of period	$126	$(126)	$-	$-	$3	$(12)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(104)	$104	$(5)	$5	$3	$(12)
Asset management fees and other income	$(6)	$6	$-	$-	$-	$-

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $5 million of gains being recorded for the year ended December 31, 2011 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2011 was $49 million. Losses on similar commercial mortgage loans of $5 million and $109 million were recorded for the years ended December 31, 2010 and 2009. These adjustments were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $7 million, $6 million and $51 million were recorded for the years ended December 31, 2011, 2010 and 2009, respectively, on certain cost method investments. The carrying value as of December 31, 2011 of these investments was $37 million. In addition, for certain equity method investments no impairments were recorded for the year ended December 31, 2011 and impairments of $2 million and $11 million were recorded for the years ended December 31, 2010 and 2009, respectively. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.

	2011	2010	2009

(in millions)
Assets:
Other long-term investments:

Changes in fair value	(5)	18	-

Changes in fair value are reflected in “Other income.” The fair value of other long-term investments was $366 million and $258 million as of December 31, 2011 and 2010, respectively.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, certain long-term investments, short-term investments, cash and cash equivalents, accrued investment income, certain amounts due to and from parent and affiliates, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in millions)
Assets:
Commercial mortgage and other loans	$28,787	$30,973	$26,647	$27,773
Policy loans	8,077	10,987	8,036	9,831
Other affiliated notes receivable	2,880	2,985	971	993
Liabilities:
Policyholders' account balances - investment contracts	$60,882	$62,748	$59,179	$60,451
Short-term and long-term debt	11,356	11,727	9,942	10,328

The fair values presented above for those financial instruments where the carrying amounts and fair values differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or Foreign Government Bond rate (for non-U.S. dollar-denominated  loans) adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based upon an internally-developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

The fair value of certain commercial mortgage loans, for which a discounted cash flow model is not appropriate, is based on internally-developed values that incorporate various factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates, and credit risk.

The fair value of the other loans, which include collateralized and uncollateralized loans, is primarily based upon the present value of the expected future cash flows discounted at the appropriate US. Treasury or Foreign Government Bond rate (for non-U.S. dollar-denominated loans) or other observable inputs, such as local market swap rates and credit default swap spreads, adjusted for an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon, and the weighted average life of the loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- bank- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due, excluding interest, as of the reporting date.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Short-term and Long-term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20.    RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC.  Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $585 million, $519 million and $499 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” was $1 million for each of the years ended December 31, 2011, 2010 and 2009, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $154 million at December 31, 2011 and 2010, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company.  Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $281 million, $262 million and $248 million as contra-revenue in “Net investment income” and $117 million, $110 million and $155 million in “General and administrative expenses” for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” includes $42 million and $29 million at December 31, 2011 and 2010, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity
	Dates	Rate	2011	2010

			(in millions)

U.S. Dollar floating rate notes(1)	2011 - 2026	0.50% - 2.54%	$139	$264
U.S. Dollar fixed rate notes(2)	2012 - 2041	1.00% - 11.03%	3,386	1,794
Japanese Yen fixed rate notes	2014 - 2019	1.73% - 3.40%	292	290
Total long-term notes receivable - affiliated(3)			3,817	2,348
Short-term notes receivable - affiliated(4)			914	1,077
Total notes receivable - affiliated			$4,731	$3,425

[Missing Graphic Reference]
(1)	Includes current portion of the long-term notes receivable of $5 million at December 31, 2010.
(2)	Includes current portion of the long-term notes receivable of $436 million at December 31, 2011.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 1.57% at December 31, 2011 and 1.36% at December 31, 2010. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $44 million and $21 million at December 31, 2011 and 2010, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $147 million, $258 million and $207 million for the years ended December 31, 2011, 2010, and 2009, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $205 million and $181 million, associated with these transactions at December 31, 2011 and 2010, respectively. Revenues related to this lending activity were $0 million, $1 million and $0 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are included in “Net investment income.”

Sales and Dividends of Fixed Maturities and Commercial Mortgage Loans between Related Parties

In March 2011, the Company purchased commercial mortgage loans from an affiliate for a total of $9 million, the fair value on the date of the transfer plus accrued interest. The company recorded the assets at the affiliate’s carrying amount.  Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In May 2011, the Company sold commercial mortgage loans to an affiliate for a total of $80 million, the fair value on the date of the transfer plus accrued interest. The Company recognized a gain on the sale of $4 million.

In May 2011, the Company paid a dividend of $139 million to its parent company.  The dividend consisted of $38 million of cash and $97 million of fixed maturity investments, the book value on the date of transfer plus accrued interest.  $6 million of the fixed maturities were classified as trading account assets.  The parent recorded the investments at the historic amortized cost of the Company.  Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference amortized cost and fair value reflected in accumulated other comprehensive income.  Trading accounts assets are carried at fair value in the Company’s consolidated statement of financial position.

In May 2011, the Company sold fixed maturity investments to an affiliate for a total of $137 million, the fair value on the date of transfer plus accrued interest.  The affiliate recorded the investments at the fair value of the investments at the date of sale.

The difference of $14 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a gain on the investments.

In December 2011, the Company sold fixed maturity investments to an affiliate for a total of $135 million, the fair value on the date of transfer plus accrued interest.  The affiliate recorded the investments at the historic amortized cost of the Company.

During 2010, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $1,136 million, the fair value on the date of the transfer plus accrued interest. The difference of $96 million between the amortized cost and the fair value of the securities was recorded by the Company as a reduction to additional paid-in capital.

In March 2010, the Company purchased fixed maturities classified as trading account assets from an affiliate for a total of $175 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the assets at fair at the time of the purchase. Trading account assets are carried at fair value in the Company’s consolidated statement of financial position.

In June 2010, the Company purchased fixed maturity investments from its separate account for a total of $118 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at fair value at the time of the purchase.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,934 million and $2,217 million at December 31, 2011 and 2010, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $6,121 million and $3,006 million at December 31, 2011 and 2010, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $529 million and $1,005 million related to these agreements at December 31, 2011 and 2010, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $4 million and $11 million related to these agreements at December 31, 2011 and 2010, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $34 million, $70 million and $121 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $93 million at December 31, 2011 and 2010, respectively. “Net investment income” includes gains of $4 million, $18 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity
Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price.  The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.  These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

 Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

 Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

 Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

 TBA’s. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date.  These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells fee-based synthetic guaranteed investment contracts which include investment-only, stable value contracts, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives, recorded at fair value and classified as interest rate derivatives.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.  The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty.  This netting impact results in total derivative assets of $4,816 million and $4,335 million as of December 31, 2011 and December 31, 2010, respectively, and total derivative liabilities of $7,067 million and $4,052 million as of December 31, 2011 and December 31, 2010, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2011			December 31, 2010

Primary Underlying/	Notional	Fair Value		Notional	Fair Value
Instrument Type	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in millions)
Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$4,343	$54	$(395)	$5,560	$93	$(359)
Currency/Interest Rate
Foreign Currency Swaps	3,520	154	(156)	2,245	37	(211)
Total Qualifying Hedges	$7,863	$208	$(551)	$7,805	$130	$(570)

Non-Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$48,530	$3,816	$(2,491)	$47,455	$2,192	$(1,477)
Interest Rate Futures	6,191	10	(9)	6,834	17	(18)
Interest Rate Options	377	13	-	386	15	-
Interest Rate Forwards	2,139	6	-	159	-	-
Synthetic GIC's	46,844	4	-	24,019	2	(1)
Foreign Currency
Foreign Currency Forwards	2,768	32	(11)	2,998	13	(40)
Currency/Interest Rate
Foreign Currency Swaps	2,589	220	(93)	2,262	190	(146)
Credit
Credit Default Swaps	1,454	23	(45)	1,149	72	(72)
Equity
Equity Options	8,283	115	(48)	2,940	50	(5)
Total Return Swaps	372	-	(14)	176	-	(10)

Total Non-Qualifying Hedges	$119,547	$4,239	$(2,711)	$88,378	$2,551	$(1,769)
Total Derivatives (1)	$127,410	$4,447	$(3,262)	$96,183	$2,681	$(2,339)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $1,343 million as of December 31, 2011 and a net liability of $601 million as of December 31, 2010, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2011
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholder	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(116)	$(114)	$-	$-	$56	$-
Currency	-	-	-	-	-	-
Total fair value hedges	(116)	(114)	-	-	56	-

Cash flow hedges
Interest Rate	-	-	-	-	(1)	-
Currency/Interest Rate	-	(7)	3	-	-	176
Total cash flow hedges	-	(7)	3	-	(1)	176

Net investment hedges
Currency(2)	-	-	2	-	-	(14)
Currency/Interest Rate	-	-	-	-	-	-
Total net investment hedges	-	-	2	-	-	(14)

Non- qualifying hedges
Interest Rate	775	-	-	-	-	-
Currency	15	-	-	-	-	-
Currency/Interest Rate	39	-	-	-	-	-
Credit	-	-	-	-	-	-
Equity	(6)	-	-	-	-	-
Embedded Derivatives	(1,177)	-	-	-	-	-
Total non-qualifying hedges	(354)	-	-	-	-	-
Total	$(470)	$(121)	$5	$-	$55	$162

	Year Ended December 31, 2010
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholder	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(114)	$(147)	$-	$-	$68	$-

Currency	-	-	-	-	-	-
Total fair value hedges	(114)	(147)	-	-	68	-

Cash flow hedges
Interest Rate	-	-	-	-	(3)	(3)
Currency/Interest Rate	-	(2)	4	-	-	71
Total cash flow hedges	-	(2)	4	-	(3)	68

Net investment hedges
Currency(2)	-	-	-	-	-	-
Currency/Interest Rate	-	-	-	-	-	-
Total net investment hedges	-	-	-	-	-	-

Non- qualifying hedges
Interest Rate	807	-	-	-	-	-
Currency	51	-	-	-	-	-
Currency/Interest Rate	98	-	-	-	-	-
Credit	(86)	-	-	-	-	-
Equity	(17)	-	-	-	-	-
Embedded Derivatives	585	-	-	-	-	-
Total non-qualifying hedges	1,438	-	-	-	-	-
Total	$1,324	$(149)	$4	$-	$65	$68

	Year Ended December 31, 2009
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholder	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$340	$(157)	$-	$-	$70	$-
Currency	-	-	-	-	-	-
Total fair value hedges	340	(157)	-	-	70	-

Cash flow hedges
Interest Rate	-	-	-	-	(7)	29
Currency/Interest Rate	-	(2)	(4)	-	-	(156)
Total cash flow hedges	-	(2)	(4)	-	(7)	(127)

Net investment hedges
Currency(2)	-	-	-	-	-	(5)
Currency/Interest Rate	-	-	-	-	-	-
Total net investment hedges	-	-	-	-	-	(5)

Non- qualifying hedges
Interest Rate	(508)	-	-	-	-	-
Currency	(36)	-	-	-	-	-
Currency/Interest Rate	(162)	-	-	-	-	-
Credit	-	-	-	-	-	-
Equity	(239)	-	-	-	-	-
Embedded Derivatives	1,280	-	-	-	-	-
Total non-qualifying hedges	335	-	-	-	-	-
Total	$675	$(159)	$(4)	$-	$63	$(132)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2011, 2010 and 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.
Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2008	$(115)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2009	(151)
Amount reclassified into current period earnings	24
Balance, December 31, 2009	(242)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6
Balance, December 31, 2010	(174)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19
Balance, December 31, 2011	$2

Using December 31, 2011 values, it is anticipated that a pre-tax gain of approximately $5 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2012, offset by amounts pertaining to the hedged items. As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $109 million in 2011, $123 million in 2010, and $122 million in 2009.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives generally have maturities of less than 10 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of December 31, 2011 and 2010.
	December 31, 2011		December 31, 2010
	Single Name		Single Name
NAIC Designation	Notional	Fair Value	Notional	Fair Value

(in millions)
1	$431	$1	$5	$-
2	-	-	-	-
Subtotal	431	1	5	-
3	-	-	-	-
4	-	-	-	-
5	-	-	-	-
6	-	-	-	-
Subtotal	-	-	-	-
Total	$431	$1	$5	$-

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

	December 31, 2011		December 31, 2010

Industry	Notional	Fair Value	Notional	Fair Value

(in millions)
Corporate Securities:
Manufacturing	$-	$-	$-	$-
Utilities	-	-	-	-
Finance	426	1	-	-
Services	5	-	5	-
Energy	-	-	-	-
Transportation	-	-	-	-
Retail and Wholesale	-	-	-	-
Food/Beverage	-	-	-	-
Aerospace/Defense	-	-	-	-
Chemical	-	-	-	-
Other	-	-	-	-
Total Credit Derivatives	$431	$1	$5	$-

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $657 million and $746 million at December 31, 2011 and 2010, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and 2010, the Company had $1.023 billion and $1.144 billion of outstanding notional amounts, respectively, reported at fair value as a liability of $23 million and a liability of less than $1 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, were also used in a derivative dealer or broker capacity in the Company’s commodities operations, prior to the sale of this business to Jeffries on July 1, 2011, to facilitate transactions of clients, hedge proprietary trading activities and as a means of risk management. These derivatives allowed the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures were managed through diversification, by controlling position sizes and by entering into offsetting positions.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity were reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions were recognized on a trade date basis and reported in “Income from discontinued operations, net of taxes. The pre-tax amounts reported in “Income (loss) from discontinued operations, net of taxes” for these derivatives were a gain of $63 million for 2011, a gain of $97 million for 2010.

 Credit Risk-Affiliate

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions.  Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $7,055 million as of December 31, 2011. In the normal course of business the Company has posted collateral related to these instruments of $1,254 million as of December 31,, 2011. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2011, the Company estimates that it would be required to post a maximum of $5,801 million of additional collateral to its counterparties.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2011, 2010 and 2009 was $63 million, $63 million and $67 million, respectively.

The following table presents, at December 31, 2011, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the amount listed above in total non-cancelable operating leases and the amount listed above in total sub-lease income, $9 million and $10 million, respectively, has been accrued at December 31, 2011.

	Operating Leases	Sub-lease Income

2012	79	(5)
2013	72	(4)
2014	66	(4)
2015	38	-
2016	25	-
2017	71	-

Total	$351	$(13)

Commercial Mortgage Loan Commitments

As of December 31, 2011
(in millions)

Total outstanding mortgage loan commitments	$867

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

As of December 31, 2011
(in millions)

Expected to be funded from the general account and other operations outside the separate accounts (1)	$3,798
Expected to be funded from separate accounts	$1,159
Portion of separate account commitments with recourse to Prudential Insurance	$397

(1) Includes a remaining commitment of $385 million related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

As of December 31, 2011
(in millions)

Total guarantees of debt issued by entities in which the separate accounts have invested	$2,433
Amount of above guarantee that is limited to separate account assets	$2,364
Accrued liability associated with guarantee	$-

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fourteen years. At December 31, 2011, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

As of December 31, 2011
(in millions)

Guaranteed value of third parties assets	$46,792
Fair value of collateral supporting these assets	$48,824
Asset associated with guarantee, carried at fair value	$5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

As of December 31, 2011
(in millions)

Other guarantees where amount can be determined	$321
Accrued liability for other guarantees and indemnifications	$6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $300 million of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to have to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Individual Life and Group Insurance

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company.  The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.  In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota, was served on the Company.  The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified.  Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws.  The

Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces.  In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest.  In March 2011, the motion to dismiss was denied.  In January 2012, plaintiffs filed a motion to certify the class.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits.  In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts.  In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company.   In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office.  The Company is cooperating with these investigations.  The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company.  The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly.  The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages.  The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed.     In February 2012, plaintiffs filed a motion to certify the class.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois.  As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as "loss of time" benefits that were offset against Prudential contract benefits.  The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief.  The Company has agreed to indemnify the named defendant plans.  In April 2011, Schultz was dismissed with prejudice, and

plaintiffs appealed to the Seventh Circuit Court of Appeals.   In March 2012, the court affirmed the dismissal. From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

Retirement Solutions and Investment Management

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.  In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients.  In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them.  The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA.  The court held that State Street's breaches caused the plans' losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement.  The court has not yet ruled on State Street's counterclaims and has reserved judgment on PRIAC's requests for pre-judgment interest and attorney's fees.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.   Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  The motion for class certification of the state law claims is pending.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of  The Prudential Insurance Company of America  (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of  Prudential Financial, Inc.), and its subsidiaries (collectively, the "Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the consolidated financial statements, the Company has restated its 2010 consolidated statements of cash flows to correct an error.

As described in Note 2 of the consolidated financial statements, on January 1, 2009, the Company changed its method of determining and recording other-than-temporary impairment for debt securities.

/s/ PRICEWATERHOUSECOOPERS, LLP

April 16, 2012

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 5)
(ii)	Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
(iii)	Schedules of Sales Commissions. (Note 5)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts: (Note 6)

(a)  With fixed death benefit for use in New Jersey and domicile approval states.
(b)  With variable death benefit for use in New Jersey and domicile approval states.
(c)  With fixed death benefit for use in non-domicile approval states.
(d)  With variable death benefit for use in non-domicile approval states.

(ii)	Rider for Insured's Waiver of Premium Benefit. (Note 6)
(iii)	Rider for Applicant's Waiver of Premium Benefit. (Note 6)
(iv)	Rider for Insured's Accidental Death Benefit. (Note 6)
(v)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 6)
(vi)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)
(vii)	Rider for Interim Term Insurance Benefit. (Note 6)
(viii)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
(ix)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(x)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions. (Note 6)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions or Attained Age Change. (Note 6)
(xiii)	Endorsement defining Insured Spouse. (Note 6)
(xiv)	Rider covering lack of Evidence of Insurability on a Child. (Note 6)
(xv)	Rider modifying Waiver of Premium Benefit. (Note 6)
(xvi)	Rider to terminate a Supplementary Benefit. (Note 6)
(xvii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 6)
(xviii)	Rider to provide for exclusion of Aviation Risk. (Note 6)
(xix)	Rider to provide for exclusion of Military Aviation Risk. (Note 6)
(xx)	Rider to provide for exclusion for War Risk. (Note 6)
(xxi)	Rider to provide for Reduced Paid-up Insurance. (Note 6)
(xxii)	Rider providing for Option to Exchange Policy. (Note 6)
(xxiii)	Endorsement defining Ownership and Control of the Contract. (Note 6)
(xxiv)	Rider providing for Modification of Incontestability and Suicide Provisions. (Note 6)
(xxv)	Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 6)
(xxvi)	Endorsement issued in connection with Smoker Qualified Contracts. (Note 6)
(xxvii)	Home Office Endorsement. (Note 6)
(xxviii)	Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 6)
(xxix)	Endorsement showing Basis of Computation for Smoker Contracts. (Note 6)
(xxx)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 6)
(xxxi)	Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 6)
(xxxii)	Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xxxiii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 6) (b) for use in all approved jurisdictions except Florida and New York. (Note 6) (c) for use in New York. (Note 6)
(xxxiv)	Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xxxv)	Rider for Level Term Insurance Benefit on Life of InsuredPremium Increases Annually. (Note 6)
(xxxvi)	Rider for Term Insurance Benefit on Life of Insured Decreasing Amount. (Note 6)

(xxxvii)	Rider for a Level Premium Option. (Note 6)
(xxxviii)	Payment of Unscheduled Premium Benefit (Note 6)
(xxxix)	Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 6)
(xl)	Endorsement altering the Assignment provision. (Note 6)
(xli)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xlii)	Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
(xliii)	Rider for Level Term Insurance Benefit on Life of InsuredPremium Increases Annually (Note 6)
(xliv)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 6)
(xlv)	Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 6)
(xlvi)	Endorsement for altering List of Investment Options. (Note 6)

(e)	Application:
(i)	Application Form. (Note 5)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 3)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 5)

(g)	None.

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 4)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)

(j)	Powers of Attorneys (Note 1):
T. Baltimore, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 2)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed April 21, 2009 on behalf of The Prudential Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 13, 2010 on behalf of The Prudential Variable Appreciable Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 12, 2011 on behalf of The Prudential Variable Appreciable Account.

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE - Director.  Chairman, Investment Committee;  Member, Executive Committee; Member, Finance and Dividends Committee; Mr. Baltimore is a Co-Founder and the President of RLJ Development, LLC, a director of Duke Realty Corporation and of Integra LifeSciences Holdings Corporation, Age 48.

GORDON M. BETHUNE - Director. Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee. Mr. Bethune is also a director of Honeywell International, Inc., Sprint Nextel Corporation, and is a managing director of g-b1 Partners, Age 70.

W. GASTON CAPERTON, III - Director. Member, Investment Committee; President, The College Board.  Governor Caperton is also a director of Energy Corporation of America, Owens Corning, and United Bankshares, Inc, Age 72.

GILBERT F. CASELLAS - Director.  Mr. Casella is also a director of The Swarthmore Group, Age 59.

JAMES G. CULLEN - Director.  Chairman, Compensation Committee; Chairman, Executive Committee.  Mr. Cullen is also a director of Agilient Technologies, Inc., Johnson & Johnson, and NeuStar, Inc, Age 69.

WILLIAM H. GRAY, III - Director.  Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee.  Mr. Gray is the Co-Chairman of GrayLoeffler, LLC.  Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., and Pfizer, Inc., Age 70.

MARK B. GRIER - Director.  Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America, Age 59.

CONSTANCE J. HORNER - Director.  Member, Compensation Committee; Member, Corporate Governance and Business Ethics Committee.  Former Assistant to the President of the United States.  Ms. Horner is also a director of Ingersoll-Rand Company, Limited. and of Pfizer, Inc., Age 70.

MARTINA T. HUND-MEJEAN - Director.  Ms. Hund-Mejean is also the Chief Financial Officer of MasterCard Worldwide, Age 51.

KARL J. KRAPEK - Director.  Chairman, Finance Committee; Member: Executive Committee; Member, Investment Committee.  Mr. Krapek is also a director of The Connecticut Bank and Trust Company, Northrup Grumman Corporation, and Visteon Corporation, Age 63.

CHRISTINE A. POON - Director.  Member, Finance Committee; Member, Investment Committee.  Ms. Poon is also the Dean and John W. Berry, Sr. Chair in Business, Fisher College of Business, The Ohio State University.  Ms. Poon is also a director of Koninklijke Phillips Electronics NV and Regeneron Pharmaceuticals, Age 59.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer; Member, Executive Committee, and President of Prudential Financial Inc. and The Prudential Insurance Company of America, Age 58.

JAMES A. UNRUH - Director.  Member, Executive Committee.  Founding Principal, Alerion Capital Group, LLC.  Mr. Unruh is also a director of CSG Systems International, Inc., Tenet Healthcare Corporation, CenturyLink, Inc., and serves as director of several privately held companies in connection with his position at Alerion Capital Group, LLC, Age 70.

PRINCIPAL OFFICERS

EDWARD P. BAIRD - Executive Vice President and Chief Operating Officer, International Businesses, Prudential.

SUSAN L. BLOUNT - Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE - Executive Vice President and Chief Financial Officer, Prudential.

ROBERT M. FALZON - Senior Vice President and Treasurer, Prudential.

MARGARET M. FORAN - Vice President, Corporate Secretary and Chief Governance Officer, Prudential.

HELEN M. GALT - Senior Vice President, Company Actuary and Chief Risk Officer, Prudential.

MARK B. GRIER - Vice Chairman, Prudential.

CHARLES F. LOWREY - Executive Vice President and Chief Operating Officer, U.S. Businesses, Prudential.

PETER B. SAYRE - Senior Vice President, Principal Accounting Officer and Controller, Prudential.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President, Prudential.

SHARON C. TAYLOR - Senior Vice President, Corporate Human Resources, Prudential.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 24, 2012.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account

Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
James R. Mollo (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Thomas A. Hendry (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $60,952,205, which represents Prusec's total 2011 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$46,324,010	$-0-	$14,628,195	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 2012.

(Seal)
The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest: /s/ Sun-Jin Moon Sun-Jin Moon Assistant Secretary	By: /s/ Stephen Pelletier Stephen Pelletier Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 2012.

Signature and Title
/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer
/s/ Peter B. Sayre Senior Vice President, Principal Accounting Officer, and Corporate Controller
/s/ * Richard J. Carbone Executive Vice President and Chief Financial Officer
/s/ * Thomas J. Baltimore Director	* By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)
/s/ * Gordon M. Bethune Director
/s/ * W. Gaston Caperton, III Director
/s/ * Gilbert F. Casellas Director
/s/ * James G. Cullen Director

/s/ * William H. Gray, III Director
/s/ * Mark B. Grier Director
/s/ * Constance J. Horner Director	* By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)
/s/ * Martina T. Hund-Mejean Director
/s/* Karl J. Krapek Director
/s/* Christine A. Poon Director
/s/ * James A. Unruh Director

EXHIBIT INDEX

Item 26.

(j) Powers of Attorneys:	T. Baltimore, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-